                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or
               (S) 240.14a-12

                               THE PITTSTON COMPANY
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

                   ........................................................

               2) Aggregate number of securities to which transaction applies:

                   ........................................................

               3)  Per unit price or other underlying value of transaction
                   computed   pursuant to Exchange Act Rule 0-11 (Set forth the
                   amount on which the filing fee is calculated and state how it was determined):

                   ........................................................

               4)  Proposed maximum aggregate value of transaction:

                   ........................................................

               5)  Total fee paid:

                   ........................................................

          [X]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

                    .......................................................

               2)   Form, Schedule or Registration Statement No.:

                    .......................................................

               3)   Filing Party:

                    .......................................................

               4)   Date Filed:

                    .......................................................

[Logo]                                                  The Pittston Company
JOSEPH C. FARRELL                                       100 First Stamford Place
Chairman and Chief Executive Officer                    P.O. Box 120070
                                                        Stamford, CT 06912-0070


                                                                  March 29, 1996

To Our Shareholders:

     You are cordially invited to attend the annual meeting of Pittston's shareholders to be held at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut, on Friday, May 3, 1996, at 1:00 p.m.

     You will be asked to (i) elect  three directors for a term of three  years;
(ii) approve independent public accountants for 1996; (iii) approve a proposal to adopt The Pittston Company Directors' Stock Accumulation Plan; and (iv) approve a proposal to amend the Restated Articles of Incorporation of the Company with respect to certain voting requirements for Minerals Stock.

     It is important that you vote, and you are urged to complete, sign, date and return the enclosed proxy in the envelope provided.

     Your prompt cooperation will be greatly appreciated.

                                           Sincerely,

                                           J. FARRELL

                                     [Logo]

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 3, 1996

                    -----------------------------------------

     Notice Is Hereby Given that the annual meeting of shareholders of THE PITTSTON COMPANY will be held on May 3, 1996, at 1:00 p.m., at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut, for the following purposes:

     1. To elect three directors for a term expiring in 1999.

     2. To approve the selection of KPMG Peat Marwick LLP as independent public accountants to audit the accounts of the Company and its subsidiaries for the year 1996.

     3. To consider and act upon a proposal to approve The Pittston Company Directors' Stock Accumulation Plan as described in the attached Proxy Statement and set forth as Exhibit A.

     4. To consider and act upon a proposal to approve an amendment of the Restated Articles of Incorporation of the Company with respect to certain voting requirements for Minerals Stock as described in the attached Proxy Statement and set forth as Exhibit B.

     5. To transact such other business as may properly come before the meeting or any adjournment.

     The close of business on March 11, 1996, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting.

     If you do not expect to attend the annual meeting in person, please complete, date and sign the enclosed proxy and return it in the enclosed envelope, which requires no additional postage if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                          Austin F. Reed
                                          Secretary

March 29, 1996

     Annual Reports to Shareholders, including financial statements, are being mailed to shareholders, together with these proxy materials, commencing on or about March 29, 1996.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE BE SURE TO COMPLETE AND RETURN EACH OF THEM.

                              THE PITTSTON COMPANY
                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of The Pittston Company of proxies from holders of each class of its Common Stock, Pittston Brink's Group Common Stock ('Brink's Stock'), par value $1.00 per share, Pittston Burlington Group Common Stock ('Burlington Stock'), par value $1.00 per share, and Pittston Minerals Group Common Stock ('Minerals Stock'), par value $1.00 per share, and from the beneficial owners of its Pittston $31.25 Series C Cumulative Convertible Preferred Stock, par value $10.00 per share ('Preferred Stock'), to be voted at the annual meeting of shareholders to be held on May 3, 1996, at 1:00 p.m., at the Company's executive offices, 100 First Stamford Place, Seventh Floor, Stamford, Connecticut (and at any adjournment thereof) for the purposes set forth in the accompanying notice of such meeting.


     On March 11, 1996, the Company had outstanding 41,573,679 shares of Brink's Stock, 20,804,379 shares of Burlington Stock, 8,405,908 shares of Minerals Stock, and 152,650 shares of Preferred Stock, the holders of each class thereof being entitled to one vote per share on all matters, with the exceptions that the holders of Minerals Stock are entitled to 0.626 vote per share and that holders of Preferred Shares are only entitled to vote on Proposal No. 4. Holders of Brink's Stock, Burlington Stock and Minerals Stock will vote together as a single voting group on all matters that the Board of Directors knows will be presented for consideration at the meeting, with the exception that Proposal No. 4 will also require the separate vote of the holders of Minerals Stock as well as the separate vote of the holders of the Preferred Stock.


     The close of business on March 11, 1996, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof. This Proxy Statement and the accompanying form of proxy and Annual Report(s) to Shareholders are being mailed to shareholders commencing on or about March 29, 1996. The address of the principal executive office of the Company is 100 First Stamford Place, P. O. Box 120070, Stamford, Connecticut 06912-0070.

     The election of directors, the selection of independent public accountants and the proposals to approve the (i) adoption of The Pittston Company Directors' Stock Accumulation Plan and (ii) amendment of the Restated Articles of Incorporation of the Company are the only matters which the Board of Directors knows will be presented for consideration at the meeting. As to any other business that may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgement of the person voting the proxies.

     The Company's bylaws provide that the chairman of the meeting shall determine the order of business at the annual meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.

     The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

     The enclosed proxy is revocable at any time prior to its being voted by filing an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and voting in person. Attendance at the meeting will not by itself constitute a revocation.

     Votes cast by shareholders will be treated as confidential in accordance with a policy approved by the Board of Directors. Shareholder votes at the annual meeting will be tabulated by the Company's transfer agent, Chemical Mellon Shareholder Services, L.L.C., or any successor thereto.

                              CORPORATE GOVERNANCE

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interests of all shareholders regardless of class. Members of the Board are kept informed of the Company's business by various reports sent to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the Chairman and other officers. During 1995 the Board met seven times.

     The Executive Committee of the Board may exercise substantially all the authority of the Board during the intervals between the meetings of the Board. The Executive Committee currently consists of Mr. Farrell, as Chairman, and all other directors, except that a quorum of the Executive Committee consists of one third of the number of members of the Committee, three of whom must not be employees of the Company or any of its subsidiaries. The Executive Committee did not meet during 1995.

     The Audit and Ethics Committee recommends to the Board the selection by the shareholders at their annual meeting of a firm of independent public accountants. In addition, the Committee confers with the Company's independent public accountants to review the plan and scope of their proposed audit as well as their findings and recommendations upon the completion of the audit. The Committee meets with the independent public accountants and with appropriate Company financial personnel and internal auditors regarding the Company's internal controls, practices and procedures. The Committee also oversees the Company's legal and business ethics compliance programs. The Audit and Ethics Committee currently consists of Mr. Anton, as Chairman, Dr. Haywood and Mr. Gross, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1995.

     The Compensation and Benefits Committee is responsible for establishing and reviewing policies governing salaries, incentive compensation and the terms and conditions of employment of senior executives and other key employees of the Company. In addition, the Committee is responsible for the oversight of the Company's stock option plans for employees and similar plans which may be maintained from time to time by the Company and has authority to grant options under the Company's 1988 Stock Option Plan. The Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, as well as outside experts retained in connection with the administration of these plans. The Compensation and Benefits Committee currently consists of Mr. Spilman, as Chairman, and Messrs. Ackerman, Anton and Zimmerman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1995.

     The Nominating Committee recommends to the Board nominees for election as directors and as senior executive officers of the Company. In addition, the Committee reviews the performance of incumbent directors in determining whether to recommend them to the Board for renomination. Directors are selected on the basis of recognized achievements and their ability to bring expertise and experience to the deliberations of the Board. The Nominating Committee also administers the Directors' Charitable Award Program. The Nominating Committee currently consists of Mr. Zimmerman, as Chairman, Messrs. Broadhead and Craig and Dr. Haywood, none of whom is an officer or employee of the Company or any of its subsidiaries, and met three times during 1995. For information concerning procedures to be followed for submitting names of nominees for consideration by the Nominating Committee, see 'Other Information -- Shareholder Proposals.'

     The Finance Committee recommends to the Board dividend and other actions and policies regarding the financial affairs of the Company, including those relating to matters that may affect the financial strength of the Company. The Finance Committee currently consists of Mr. Craig, as Chairman, and Messrs. Barker, Gross and Spilman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1995.

     The Pension Committee is responsible for the oversight of the Company's Pension-Retirement Plan and Savings-Investment Plan and any similar plans which may be maintained from time to time by the Company. The Committee also has general oversight responsibility for pension plans maintained by foreign and other subsidiaries of the Company. The Committee has authority to adopt amendments to the Company's Pension-Retirement Plan, Pension Equalization Plan and Savings-Investment Plan. In carrying out these responsibilities the Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, including the Administrative Committee, as well as outside experts retained in connection with the administration of those plans. The Pension Committee currently consists of Mr. Broadhead, as Chairman, and Messrs. Ackerman, Barker and Marshall, none of whom other than Mr. Marshall is an officer or employee of the Company or any of its subsidiaries. The Pension Committee met four times during 1995.

     During 1995 all incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board on which they served. Average attendance at those meetings was approximately 94%.

COMPENSATION OF DIRECTORS

     Each non-employee director is paid an annual retainer fee of $18,000, an attendance fee of $1,200 per day for each meeting of the Board and of each committee of the Board and a fee of $1,200 per day for rendering any special services to the Company at the request of the Chairman of the Board. A director may elect to defer receipt of his fees to future years and to receive interest thereon, compounded quarterly, at the prime commercial lending rate of Morgan Guaranty Trust Company of New York.

     Each non-employee director with at least five years of service receives a pension, if he retires at or after age 72, does not stand for reelection because he will attain age 72 during the ensuing term, retires prior to age 72 but after age 65 for reasons such as health or relocation or retires at any time after a change in control (as defined). Such a director with five years of service receives a pension equal to 50% of the annual retainer fee in effect at the time of his retirement; for each additional year of service a director receives an additional 10% of such retainer fee until his retirement income equals the annual retainer fee in effect at the time of his retirement. As described below under 'Proposal No. 3 -- Approval of The Pittston Company Directors' Stock Accumulation Plan,' the shareholders are being asked to consider a proposal whereby, with respect to currently active and future non-employee directors, the pension plan described above would be eliminated and replaced with such Stock Accumulation Plan.

     Under the Non-Employee Directors' Stock Option Plan, adopted by the shareholders in 1988 and amended by the shareholders in 1993 and in January 1996, an option grant for 10,000 shares of Brink's Stock, 5,000 shares of Burlington Stock and 2,000 shares of Minerals Stock, at option prices of 100% of fair market value on the date of grant is made to each non-employee director upon his election as a director. Each option is exercisable immediately as to one third of the shares and as to an additional one third on the first and second anniversaries of the grant date. Pursuant to the January 1996 amendment, the Non-Employee Directors' Stock Option Plan provides for automatic annual grants of options for 1,000 shares of Brink's Stock, 500 shares of Burlington Stock and 200 shares of Minerals Stock at 100% of fair market value on the date of grant to each non-employee director on each July 1 so long as the plan remains in effect; cash retainer fees were reduced in connection with the approval of the 1993 amendment. Each option granted annually will become exercisable six months from the date of grant. Each option granted under the Non-Employee Directors' Stock Option Plan constitutes a nonqualified stock option under the Internal Revenue Code of 1986, as amended (the 'Code'), and terminates ten years from the date of grant. The Non-Employee Directors' Stock Option Plan expires May 11, 1998.

     Under the Directors' Charitable Award Program the Company will contribute $1,100,000 on behalf of each participating director after such director's death. Of that amount, $100,000 will be donated to one or more tax-exempt organizations designated by the Company, and $1,000,000 will be donated in accordance with the director's recommendations to eligible educational institutions and charitable organizations. Each of the Company's non-employee directors and Mr. Farrell currently participate in the Directors' Charitable Award Program. The Company is the owner and beneficiary of life insurance policies insuring the lives of the participating directors. Premiums paid in 1995 in respect of such policies totaled an aggregate of approximately $366,769.


     Effective June 1, 1995 the Company entered into a new employment agreement with Mr. Marshall extending through May 1998. In March 1996 the Company and Mr. Marshall amended the terms of this agreement to provide for a salary, effective April 1, 1996, of $200,000 per year. The agreement also entitles Mr. Marshall to participate in the Company's management and other employee benefit and incentive compensation plans applicable to his status, to receive supplemental pension benefits, and, in the event of early retirement or termination of employment for any other reason, to be deemed eligible for early retiree medical coverage under the Company's Comprehensive Medical Expense Benefits Plan.


                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the compensation of the Chief Executive Officer and the other four highest paid executive officers of the Company:

                           SUMMARY COMPENSATION TABLE


                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                              ---------------------
                                                                               OPTIONS (NUMBER OF
                                                    ANNUAL COMPENSATION            SHARES)(d)
                                                   ----------------------     ---------------------        ALL OTHER
                                          YEAR     SALARY(b)     BONUS(c)     SERVICES     MINERALS     COMPENSATION(a)
                                          ----     ---------     --------     --------     --------     ---------------
J. C. Farrell                             1995     $512,500      $525,000      100,000      85,000          $11,388
  Chairman, President                     1994      463,500      475,000          None        None           11,388
  and Chief Executive                     1993      425,000      425,000       100,000      68,000           13,602
  Officer
G. R. Rogliano (e)                        1995      180,367      105,000        20,000      12,000            9,456
  Senior Vice President                   1994      167,767       95,000          None        None            9,213
                                          1993      161,166       85,000        36,000      10,000           10,918
F. T. Lennon                              1995      176,833       80,000        20,000      12,000            9,381
  Vice President  --  Human               1994      168,500       80,000          None        None            9,186
  Resources and Administration            1993      162,000       55,000        32,000       8,000           10,906
J. B. Hartough                            1995      174,025       70,000        20,000      12,000            9,331
  Vice President  --  Corporate           1994      165,242       70,000          None        None            9,113
  Finance and Treasurer                   1993      158,000       55,000        32,000       8,000            9,720
A. F. Reed (f)                            1995      161,042       70,000        15,000      12,000            9,281
  Vice President, General                 1994        --           --            --          --             --
  Counsel and Secretary                   1993        --           --            --          --             --


------------

(a) The Company made matching contributions under the Savings-Investment Plan in 1995 in the amount of $7,500 for each of the named executive officers. The Savings-Investment Plan is a compensation reduction plan intended to qualify under Section 401(k) of the Code. Under the Savings-Investment Plan employee contributions are matched at rates of 50% to 125% for up to 5% of covered compensation (subject to limitations imposed by such Code). In 1995 the Company paid life insurance premiums under the Executive Salary Continuation Plan in the amount of $3,888 for Mr. Farrell; $1,956 for Mr. Rogliano; $1,881 for Mr. Lennon; $1,831 for Mr. Hartough; and $1,781 for Mr. Reed. The Executive Salary Continuation Plan provides a death benefit equal to three times a covered employee's annual salary payable in ten equal annual installments to the employee's spouse or other designated beneficiary.

(b) Salaries before compensation reduction payments under the Savings-Investment Plan and the Deferral of Salary and Supplemental Savings Plan portions of the Company's Key Employees' Deferred Compensation Program. Under the Deferral of Salary portion of the Program, participants are permitted to defer up to 50% of their salary and receive a Company-matching contribution with respect to 100% of the first 10% of such deferral, both of which amounts were, as of January 1, 1996, converted under such Program into Services Stock equivalent units ('Services Units') and Minerals Stock equivalent units ('Minerals Units') based upon the Program formula. In addition, on January 1, 1996, the participant's account was credited with additional Services Units and Minerals Units in respect of cash dividends paid on the Company's Services Stock and Minerals Stock during 1995 based upon the Program formula for accrual. The following table sets forth the amount of 1995 salary deferred under the Program by each of the executive officers named above and the number of Services Units and Minerals Units credited to his account (including in respect of cash dividends) as of January 1, 1996:

                                              1995 SALARY    SERVICES    MINERALS
                                               DEFERRED       UNITS       UNITS
                                              -----------    --------    --------

Mr. Farrell                                   $82,788.43     2,793.42    2,445.14
Mr. Rogliano                                   29,670.21       895.24      622.79
Mr. Lennon                                     26,692.25       916.90      309.34
Mr. Hartough                                   23,045.13       769.32      306.83
Mr. Reed                                       23,843.37       767.13      469.33

   Effective as of January 19, 1996, Services Units credited to a participant's account under the Program were converted into Brink's Stock equivalent units ('Brink's Units') and Burlington Stock equivalent units ('Burlington Units') by crediting a participant with one Brink's Unit and one half of a Burlington Unit for each Services Unit credited to his account immediately prior to such date.

   Under the Program, distributions with respect to the Brink's Units, the Burlington Units and the Minerals Units are to be made in shares of Brink's Stock, Burlington Stock and Minerals Stock, respectively, on the basis of one share for each Unit (with cash paid for fractional Units), but the aggregate value of the shares so distributed may not be less than the aggregate amount of the salary deferred pursuant to the Deferral of Salary portion of the Program and the related dividends in respect of which such Units were initially credited.

(c) Annual incentive payments under the Key Employees Incentive Plan. Under the Company's Key Employees' Deferred Compensation Program, participants are permitted to defer up to 100% of their cash incentive payment for 1995 and receive a Company-matching contribution with respect to the amount so deferred but not in excess of 10% of the cash incentive payment, which amounts were, as of January 1, 1996, converted into Services Units and Minerals Units in accordance with the Program formula. In addition, dividend credits of Services Units and Minerals Units were made to the participant's accounts in respect of cash dividends paid on Services Stock and Minerals Stock during 1995. The following table sets forth the aggregate amount of incentive compensation for 1995 deferred under the Program by each of the executive officers named above and the number of Services Units and Minerals Units credited to his account (including in respect of cash dividends) as of January 1, 1996:

                                            COMPENSATION    SERVICES    MINERALS
                                              DEFERRED       UNITS       UNITS
                                            ------------    --------    --------

Mr. Farrell                                   $315,000      7,866.62    5,038.46
Mr. Rogliano                                    94,500      2,378.43    1,469.23
Mr. Lennon                                      40,000      1,198.72      181.68
Mr. Hartough                                    42,000        713.43    1,441.02
Mr. Reed                                        21,000        512.14      364.10

   Effective as of January 19, 1996, Services Units credited to a participant's account under the Program were converted into Brink's Units and Burlington Units by crediting a participant with one Brink's Unit and one half of a Burlington Unit for each Services Unit credited to his account immediately prior to such date.

   Under the Program, distributions with respect to the Brink's Units, the Burlington Units and the Minerals Units are to be made in shares of Brink's Stock, Burlington Stock and Minerals Stock, respectively, on the basis of one share for each Unit (with cash paid for fractional Units), but the aggregate value of the shares so distributed may not be less than the aggregate amount of the cash incentive payment deferred and the related dividends in respect of which such Units were initially credited. Such distributions will be made upon termination of employment or earlier upon election made more than one year prior to distribution.

(d) Options granted under the 1988 Stock Option Plan. Services Stock Options granted to each executive officer prior to approval of the Brink's Stock Proposal by the shareholders at a Special Meeting on January 18, 1996, were converted to options for Brink's Stock and Burlington Stock on January 19, 1996, in a manner designed to preserve the economic value inherent in such options on such date and in accordance with the antidilution provisions of the Plan.


(e) Mr. Rogliano, formerly Vice President -- Controllership and Taxes, was elected Senior Vice President of the Company on March 8, 1996.



(f) Mr. Reed was designated an executive officer on March 8, 1996.

STOCK OPTIONS


     The following table sets forth information concerning nonqualified stock options granted under the Company's 1988 Stock Option Plan on July 7, 1995, to the Chief Executive Officer and the four other officers named in the Summary Compensation Table. Such options will become exercisable as to the total number of shares covered by such option on the third anniversary of the date of grant; have purchase prices per share equal to 100% of the Fair Market Value of the Services Stock and/or Minerals Stock, as the case may be, on the date of grant, rounded up to the next higher cent; and expire on July 7, 2001. No Stock Appreciation Rights were granted in 1995.


                             OPTION GRANTS IN 1995
                               INDIVIDUAL GRANTS

                                                    NUMBER OF    PERCENT OF CLASS
                                                    SECURITIES    TOTAL OPTIONS
                                                    UNDERLYING      GRANTED TO                                    GRANT DATE
                                                     OPTIONS       EMPLOYEES IN     EXERCISE PRICE   EXPIRATION    PRESENT
NAME                                                 GRANTED           1995           PER SHARE         DATE        VALUE*
----                                                ----------   ----------------   --------------   ----------   ----------
J. C. Farrell
  Services........................................    100,000          17.6%            $24.88         7/7/01      $857,894
  Minerals........................................     85,000          33.4%             10.32         7/7/01       206,622
G. R. Rogliano
  Services........................................     20,000           3.5%             24.88         7/7/01       171,579
  Minerals........................................     12,000           4.7%             10.32         7/7/01        29,170
F. T. Lennon
  Services........................................     20,000           3.5%             24.88         7/7/01       171,579
  Minerals........................................     12,000           4.7%             10.32         7/7/01        29,170
J. B. Hartough
  Services........................................     20,000           3.5%             24.88         7/7/01       171,579
  Minerals........................................     12,000           4.7%             10.32         7/7/01        29,170
A. F. Reed
  Services........................................     15,000           2.6%             24.88         7/7/01       128,684
  Minerals........................................     12,000           4.7%             10.32         7/7/01        29,170

------------

* Based on the Black-Scholes option pricing model and the following assumptions:
  (i) projected annual dividend yield of .8% for Services Stock and 6.3% for Minerals Stock; (ii) expected volatilities of .2703 for Services Stock and .3834 for Minerals Stock; (iii) a risk-free interest rate of 6.25% for options expiring 2001; and (iv) all options are exercised on the expiration date. All values are discounted at a compound annual rate of 3% until vested to reflect risk of forfeiture. The actual value an executive officer may receive depends on market prices for Services Stock and Minerals Stock, and there can be no assurance that the amounts reflected in the Grant Date Present Value column will actually be realized. No gain to an executive officer is possible without an appreciation in stock value, which will benefit all shareholders commensurately.

The following table sets forth information concerning the exercise of options during 1995 and unexercised options held at the end of such year.

                      AGGREGATED OPTION EXERCISES IN 1995
                           AND YEAR-END OPTION VALUES
                                 STOCK OPTIONS

                                                                     NUMBER OF
                                                               SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                  NUMBER OF                    UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                   SHARES                        DECEMBER 31, 1995               DECEMBER 31, 1995
                                 ACQUIRED ON     VALUE      ----------------------------    ----------------------------
NAME                              EXERCISE      REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-------------------------------  -----------    --------    -----------    -------------    -----------    -------------
J. C. Farrell
  Services.....................     -0-         $  --         221,800         150,000       $ 3,274,792      $ 736,999
  Minerals.....................     -0-            --          68,360         119,000            26,562        302,600
G. R. Rogliano
  Services.....................     44,250       562,993       19,250          38,000            81,263        163,400
  Minerals.....................     -0-            --           5,250          17,000           -0-             42,720
F. T. Lennon
  Services.....................      1,500        25,275       54,500          36,000           749,335        159,399
  Minerals.....................     -0-            --          11,700          16,000             5,578         42,720
J. B. Hartough
  Services.....................     -0-            --          38,500          36,000           438,275        159,399
  Minerals.....................     -0-            --          10,500          16,000             1,000         42,720
A. F. Reed
  Services.....................     -0-            --           4,939          25,000            87,641        140,850
  Minerals.....................     -0-            --          -0-             15,000           -0-             42,720

PENSION-RETIREMENT PLAN

     The Company maintains a noncontributory Pension-Retirement Plan (the 'Pension Plan') covering, generally, full-time employees of the Company and participating subsidiaries who are not covered by a collective bargaining agreement. The Pension Plan provides that an eligible employee upon retirement at age 65 will receive an annual benefit equivalent to 2.1% of average salary for his or her 36 consecutive months of highest earnings multiplied by the number of years of service not to exceed 25 years, plus 1% of such average salary multiplied by the number of years of service in excess of 25 years, less 0.55% of the average Social Security taxable wage base for the relevant period provided in the Pension Plan multiplied by his or her years of service not to exceed 35. Salary under the Pension Plan means regular compensation, including commissions, bonuses, overtime and premium pay but excluding any living or other expense allowances. An eligible employee who has completed ten years of Vesting Service may retire at any time after reaching his or her 55th birthday and become entitled to receive an actuarially reduced pension. Employees may elect to have their annual pension benefits paid in the form of a straight life annuity, joint and survivor annuity or period certain annuity. The Pension Plan also provides certain disability retirement benefits and death benefits. Accrued Plan benefits are vested upon employees' completion of five years of Vesting Service. The Code limits the amount of pensions which may be paid under federal income tax qualified plans. The Company's Board of Directors has adopted a Pension Equalization Plan under which the Company will make additional payments so that the total amount received by each person affected by the Code limitations is the same as would otherwise have been received under the Pension Plan. The Company has reserved the right to terminate or amend the Pension Plan or the Pension Equalization Plan at any time.

     The table below illustrates the estimated annual benefits payable upon retirement at age 65 under the Pension and Pension Equalization Plans to officers and other eligible employees in various classifications as to average salary and years of service. The table does not reflect reductions on account of the Social Security taxable wage base referred to above.

                               PENSION PLAN TABLE

                                            ESTIMATED ANNUAL PENSION
AVERAGE ANNUAL SALARY                    PAYABLE BASED ON SERVICES OF:
  DURING 36 MONTHS        ------------------------------------------------------------
   OF HIGHEST PAY         10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS
---------------------     --------     --------     --------     --------     --------
     $   200,000          $ 42,000     $ 63,000     $ 84,000     $105,000     $115,000
         300,000            63,000       94,500      126,000      157,500      172,500
         500,000           105,000      157,500      210,000      262,500      287,500
         700,000           147,000      220,500      294,000      367,500      402,500
         900,000           189,000      283,500      378,000      472,500      517,500
       1,000,000           210,000      315,000      420,000      525,000      575,000

Such amounts are based on the assumption that the employee will be in the Company's employ until normal retirement date (age 65), that the Pension and Pension Equalization Plans will continue in effect without change and that payments will be made on a straight life annuity basis. The Pension and Pension Equalization Plans give effect to the full amount of earnings shown under the salary and bonus columns of the Summary Compensation Table. At December 31, 1995, the executive officers named in such Table had been credited under the Pension Plan with the following years of service: Mr. Farrell, 12 years; Mr. Rogliano, 12 years; Mr. Lennon, 19 years; Mr. Hartough, 9 years; and Mr. Reed, 9 years. Mr. Farrell is also entitled to certain supplemental pension benefits under an agreement with him. Such supplemental pension benefits are calculated on the basis of the Company's Pension Plan but with effect being given to periods of up to 20 years of certain prior employment and with a reduction in such benefits to reflect any pension payable under the Company's Plan and under the plan covering such prior employment. The effect of this agreement is to increase the years of credited service as of December 31, 1995, for Mr. Farrell to 28 years of service.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Mr. Farrell, effective May 1, 1996, extending through September 30, 2000. The agreement provides for a minimum annual salary of $525,000. On March 9, 1995, the Compensation and Benefits Committee approved an increase, effective April 1, 1995, to Mr. Farrell's annual salary from $475,000 to $525,000. Mr. Farrell's agreement also provides for a termination payment in the event of termination of employment for reasons other than Due Cause (as defined in the agreement). Such termination payment would be a lump sum cash payment equal to the sum of (i) the annual salary in effect prior to termination, multiplied by a fraction (the 'Remaining Term Multiplier'), the numerator of which is the number of months in the remaining term of the agreement and the denominator of which is twelve, (ii) the last annual bonus actually paid, multiplied by the Remaining Term Multiplier and (iii) a reasonable sum reflecting the economic equivalent of participation in all applicable employee benefit programs of the Company for the remaining term of the agreement. The Remaining Term Multiplier may not be less than 1.5. The employment agreement also entitles Mr. Farrell to participate in the Company's management and other employee benefit plans, to receive supplemental pension and disability benefits and, in the event of termination of employment for disability or early retirement after April 30, 1996, to be deemed eligible for early retiree medical coverage under the Company's Comprehensive Medical Expense Benefits Plan regardless of age and years of service.

CHANGE IN CONTROL ARRANGEMENTS

     In 1984 the Board approved the original employment agreement described above with Mr. Farrell as an inducement for him to accept employment with the Company. At the same time the Board approved a supplemental employment agreement with him, providing for continuation of employment after a 'change in control' (as defined) of the Company, but not beyond age 65, at an annual salary equal to his annual salary in effect on the date of the commencement of his employment in 1984 plus his first annual discretionary bonus, the aggregate of the two being annually indexed from such commencement date, in the case of salary, and from the date of payment, in the case of the bonus, by the following formula: the higher of (i) 10% or (ii) 80% of the percentage change in the Consumer Price Index. Under the supplemental employment agreement Mr. Farrell is entitled to continue to participate in all management and employee benefit plans, to accrue pension benefits and, in the event of termination of employment, to receive a cash payment equivalent to the value of all unexercised stock options (whether or not then exercisable). Mr. Farrell has agreed to remain in the Company's employ during the term of his supplemental agreement. In case of termination of employment, Mr. Farrell is under no duty to mitigate damages, and remuneration received from other sources cannot be offset against the Company's obligations under the supplemental employment agreement.

     The Company has entered into change in control employment agreements with Messrs. Hartough, Lennon, Reed and Rogliano. In these agreements Messrs. Hartough, Lennon, Reed and Rogliano agree to remain in the employ of the Company for a specified term after a 'change in control' (as defined). In the agreements initial aggregate cash compensation is determined on the basis of salary and bonus levels paid when the agreement takes effect. In general, the Company may terminate the employee's employment for 'cause,' and, in the case of the agreements with Messrs. Lennon, Reed and Rogliano, the employee may terminate his employment for 'good reason,' which includes an overall reduction in authority or responsibility or a requirement to change base location. In case of termination for 'good reason,' the employee is, in substance, entitled to receive an amount equal to his compensation for the remaining term of his agreement or, in certain cases, a discounted lump-sum payment.

     In case a 'change in control' should occur, for example on July 1, 1996, the terms of the change in control employment agreements would be as follows:
Mr. Farrell, 51 months; and Messrs. Hartough, Lennon, Reed and Rogliano, 36 months.

     Not later than 90 days following a change in control, the Company is obligated to contribute an amount in cash to a trust established between the Company and The Chase Manhattan Bank (National Association). Such amount must be sufficient to provide the benefits to which (a) participants under the Pension Equalization Plan and the Retirement Plan for Non-Employee Directors (the 'Plans') and (b) employees covered under certain employment contracts, including Mr. Farrell, are entitled pursuant to the terms of the Plans and employment contracts as in effect on the date of the change in control. The assets of the trust will be subject to the claims of the Company's general creditors in the event of the Company's insolvency.

COMPLIANCE WITH SECTION 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 1995, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

REPORT OF COMPENSATION AND BENEFITS COMMITTEE

     The Compensation and Benefits Committee of the Board of Directors (the 'Compensation Committee') is responsible for establishing and reviewing policies governing salaries, incentive compensation, and the terms and conditions of employment of executive officers of the Company. The policies of the Compensation Committee applicable to the compensation of executive officers are described below.

     The Compensation Committee has established an overall compensation program to attract, retain and motivate executive officers and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success. Recognizing the desirability of tying the compensation of executive officers to performance and of aligning their interests closely to the long-term interests of the Company and its shareholders, the Compensation Committee has determined that a significant part of the compensation of executive officers should be paid in the form of annual incentive payments under the Key Employees Incentive Plan and stock option grants.

     The Compensation Committee has from time to time engaged a recognized consultant in the executive compensation field to review and confirm the appropriateness of the Company's salary, annual bonus and long-term incentive programs for executive officers. Cash compensation is paid to executive officers in the form of salaries generally targeted at or near the 50th percentile, and annual incentive payments under the Key Employees Incentive Plan. In collaboration with that consultant, the Compensation Committee has developed a policy to make available to executive officers annual incentive payments based on individual and Company performance which, when coupled with salary, provides executive officers the opportunity to earn annual cash compensation above the 50th percentile for comparable positions in companies of similar size across all industries from whom the Company seeks to attract executive officers.


     The Compensation Committee periodically reviews the salaries of executive officers in light of competitive standards and the Compensation Committee's evaluation of their individual performance and makes such adjustments as are appropriate. Each year the Compensation Committee prescribes target cash incentive awards for executive officers under the Key Employees Incentive Plan. Such target incentives are indicative of the incentive payment that an executive officer might expect to receive for such year based upon a strong performance by the individual executive officer in achieving established individual objectives, by his or her operating or staff unit, and the overall performance of the Company or relevant operating group. For purposes of calculating actual awards under such guidelines, individual performance is given a weight factor of 50%, and unit and the Company or relevant operating group performance are each given weight factors of 25%.



     Under the policy and administrative guidelines adopted by the Compensation Committee for 1995, the Chief Executive Officer of the Company (the 'CEO') had a median target cash incentive award of 50% of salary based on full performance by the Company and by him individually. Based on such guidelines, the CEO's actual award could have ranged from 0 to 100% of salary, depending on his performance rating and that of the Company as determined by the Compensation Committee and approved by the Board. The Committee recommended and the Board approved an annual incentive payment of $525,000 or 100% of salary for the CEO for 1995 after considering the following quantitative and qualitative measures of the Company's performance in 1995: (i) estimated actual earnings and cash flow on a consolidated basis; (ii) estimated actual operating earnings and cash flow of each reportable business segment; (iii) the employee safety performance of each segment; (iv) the achievement of record earnings for each of Brink's Home Security, Inc. and Brink's, Incorporated; (v) the achievement of record revenues for each of Brink's, Incorporated, Brink's Home Security, Inc. and Burlington Air Express Inc.; and (vi) the ratings provided for each business unit. In evaluating the performance of each business segment and the Company as a whole, the Committee took into account as additional factors and criteria: pricing and market conditions affecting each business segment; the effect of the world economy on such businesses; comparative performance of the Company's competitors; productivity and cost containment measures successfully carried out; progress of management development and employee relations efforts; and the quality of strategic planning and communications with external constituencies.


     The Committee's evaluation of the CEO's performance was based not only on the measures of the Company's performance and the other factors and criteria described above but also on the Committee's good faith business judgement of the CEO's performance as it related to results in 1995 and the long-term positioning of the Company. The Compensation Committee did not attach specific weights to the foregoing factors, but in general the Committee attached more significance to earnings results than the other factors.

     In 1995 the Compensation Committee made stock option grants totaling 175,000 shares of Services Stock and 133,000 shares of Minerals Stock to the executive officers of the Company. The Committee's intent in making these grants was to raise the level of executive stock ownership and to further align the interests of management and shareholders. Because the 1995 stock options were granted with exercise prices equal to 100% of market value on the date of grant, executive officers will benefit from such stock option grants only to the extent the Company's stock price appreciates above the exercise price at the time such options become exercisable. In addition, since such options generally 'vest' only after a period of three years from the date of grant, they enhance the ability of the Company to retain executive officers while encouraging such officers to take a longer term view in their decisions impacting the Company. Stock options, therefore, tie the compensation of executive officers directly to the long-term performance of the Company.

     The Compensation Committee believes that reasonable post-takeover employment arrangements are often an essential aspect of the terms of employment of executive officers. The Committee also recognizes the importance to the Company of retaining its executive officers during and after the disruption typically provoked by a takeover offer (whether or not ultimately successful). The Company is party to a 'change in control' employment agreement with each of its executive officers, and the Compensation Committee is firmly of the view that the Company and its shareholders have benefitted from the relatively modest protection which such agreements afford to its executive officers. The Company also has entered into a renewal of an employment agreement with Mr. Farrell. The Compensation Committee believes that these employment agreements provide reasonable compensation arrangements and give the Company a high degree of management stability during a period of economic change.

     The Omnibus Budget Reconciliation Act of 1993 contained a new Internal Revenue Code Section 162(m)(1) which disallows a tax deduction for any publicly held corporation for remuneration exceeding $1 million in any taxable year for chief executive officers and certain other executive officers, except for remuneration paid under qualifying 'performance based' plans. In 1995 the Company's shareholders approved amendments to the 1988 Stock Option Plan which qualify the grant of options under such Plan under Section 162(m). The Committee will continue to evaluate the impact of the Section 162(m)(1) limitations on an ongoing basis in light of final regulations and future events with an objective of achieving deductibility to the extent appropriate.

                                                     Robert H. Spilman, Chairman
                                                     Roger G. Ackerman
                                                     Mark J. Anton
                                                     Adam H. Zimmerman

PERFORMANCE GRAPHS


     The following graphs show a five-year comparison of cumulative total returns for each class of the Company's Common Stock outstanding since December 31, 1990, through December 31, 1995, the S&P 500 Index, the S&P Transportation Index, an index of peer services companies (the 'Services Index') selected by the Company, an index of peer minerals companies (the 'Minerals Index') selected by the Company, and a composite index of peer companies (the 'Composite Peer Group Index') selected by the Company.


             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                    THE PITTSTON COMPANY, THE S&P 500 INDEX
                     AND THE COMPOSITE PEER GROUP INDEX(1)
                        (FISCAL YEAR ENDING DECEMBER 31)




                           [PERFORMANCE GRAPH]





                                         1990    1991    1992     7/6/93     12/31/93    1994     1995
  The Pittston Company                   100      89      80         99         186      173       190
  S&P 500 Index                          100     131     141        144         154      157       215
  Composite Peer Index                   100     130     149        135         180      160       190

---------------


(1) On July 26, 1993, the Company's shareholders approved the Services Stock Proposal under which the Company reclassified its former single class of common stock by redesignating it as Pittston Services Group Common Stock and distributing a second class of common stock designated as Pittston Minerals Group Common Stock on the basis of one fifth of one share of such Stock for each share of the Company's former common stock held by shareholders of record on July 26, 1993. For the line designated as 'The Pittston Company' the graph depicts the cumulative return on $100 invested in the Company's former single class of common stock from December 31, 1990, through July 5, 1993 (the last trading day prior to the commencement of trading in the Services Stock and the Minerals Stock). Since July 6, 1993 (the date of commencement of trading in the Services Stock and the Minerals Stock) the graph depicts the cumulative return on a capitalization-weighted combination of Services Stock and Minerals Stock. For the S&P 500 Index and the Composite Peer Group Index, cumulative returns are measured on an annual basis for the period from December 31, 1990 through July 5, 1993 and then from July 6, 1993 through December 31, 1995, with the value of each index set to $100 on December 31, 1990. Total return assumes reinvestment of dividends. The returns of the component companies included in the Composite Peer Group Index are weighted according to such company's market capitalization at the beginning of each period. Companies in the Composite Peer Group Index are as follows: Addington Resources, Inc.; Air Express International Corporation; Consolidated Freightways, Inc.; Expeditors International Inc.; Federal Express Corporation; Harper Group Inc.; MAPCO; Wackenhut Corporation (Class A); and Westmoreland Coal Company.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG MINERALS GROUP COMMON STOCK, SERVICES GROUP COMMON STOCK, THE S&P 500 INDEX, THE S&P TRANSPORTATION INDEX,
             THE MINERALS PEER INDEX AND THE SERVICES PEER INDEX(2)
                 (FROM JULY 6, 1993 THROUGH DECEMBER 31, 1995)




                          [PERFORMANCE GRAPH]






                                           7/6/93            12/31/93             1994               1995
  Pittston Minerals                          100                190                210                120
  Pittston Services                          100                187                169                204
  S&P 500 Index                              100                107                108                149
  S&P Transportation Index                   100                116                97                 117
  Minerals Peer Index                        100                113                94                 98
  Services Peer Index                        100                131                123                154

---------------

(2) The graph depicts the cumulative return from July 6, 1993, the date of commencement of trading in the Services Stock and the Minerals Stock, through December 31, 1995, on $100 invested on that date in either Services Stock, Minerals Stock, the Services Index, the Minerals Index, S&P 500 Index or the S&P Transportation Index. Total return assumes reinvestment of dividends.. The Services Index consists of a market capitalization-weighted combination of the common stocks of Air Express International Corporation; Consolidated Freightways, Inc.; Expeditors International Inc.; Federal Express Corporation; Harper Group Inc; Wackenhut Corporation (Class A); ADT Limited; and Borg Warner, Inc. The Minerals Index consists of a market capitalization-weighted combination of the common stocks of Addington Resources, Inc.; MAPCO; Ashland Coal Company; and Westmoreland Coal Company.

     On January 18, 1996, the Company's shareholders approved the Brink's Stock Proposal under which the Company reclassified its Services Stock by redesignating it as Pittston Brink's Group Common Stock and distributed another class of Common Stock designated as Pittston Burlington Group Common Stock on the basis of one half of one share of such Stock for each share of the Company's former Services Stock held by shareholders of record on January 19, 1996.

                             PROPOSALS OF THE BOARD

     The following proposals are expected to be presented to the meeting. With respect to Proposals Nos. 1-3, all shares of Brink's Stock, Burlington Stock and Minerals Stock will vote together as a single voting group. Each share will have one vote except that each share of Minerals Stock will have 0.626 vote per share.

     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS: in order to be elected, nominees for director must receive a plurality of the votes cast by those present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and shares held by a broker in 'street name' ('Broker Shares') that are not voted in the election of directors will not be included in determining the number of votes cast.

     PROPOSAL  NO.  2   --   APPROVAL  OF  THE SELECTION  OF  INDEPENDENT PUBLIC
ACCOUNTANTS: must receive more votes cast in favor of such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon than votes cast in opposition to such proposal by such holders. Abstentions and Brokers Shares that are not voted on Proposal No. 2 will not be counted in determining the number of votes cast.

     PROPOSAL NO. 3 -- APPROVAL OF THE PITTSTON COMPANY DIRECTORS' STOCK ACCUMULATION PLAN: must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are voted as to any matter presented at the meeting, but not voted on Proposal No. 3, will be counted as present but not voted and will have the same effect as votes cast in opposition to such Proposal.

     PROPOSAL NO. 4 -- APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION OF THE COMPANY: must receive the affirmative vote of
(1) holders of a majority of the outstanding shares of Brink's Stock, Burlington Stock and Minerals Stock voting together as a single class; (2) holders of two thirds of the outstanding shares of Minerals Stock voting as a single class; and
(3) beneficial owners of a majority of the outstanding shares of Preferred Stock voting as a single class. Abstentions and Brokers Shares voted as to any matter presented at the Meeting will be included in determining the number of votes present or represented at the meeting. Broker Shares that are not voted on any matter presented at the Meeting will not be included in determining the number of shares present or represented at the Meeting and, together with abstentions, will have the effect of a negative vote as to such matter.

                   PROPOSAL NO. 1  --  ELECTION OF DIRECTORS

     In accordance with the Company's charter and bylaws, the Board of Directors is divided into three classes, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Under the bylaws the number of directors that constitute the entire Board is currently eleven.

     The nominees for election as directors for three-year terms expiring in 1999 are: Mr. William F. Craig, Dr. Charles F. Haywood and Mr. Adam H. Zimmerman.

     The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected. If any of them should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be properly nominated.

     Set forth below is information concerning the age, principal occupation and employment during the past five years, other directorships and positions with the Company of each nominee and director, and the year in which he first became a director of the Company.

                                              NOMINEES FOR ELECTION AS DIRECTORS FOR
                                                A THREE-YEAR TERM EXPIRING IN 1999

[Photo]                           WILLIAM  F.  CRAIG, 64,  is a  private  investor. He  served as
                                    Chairman of New Dartmouth Bank  from 1991 to 1994 and  served as Chief Executive Officer of New Dartmouth Bank from 1991 to
                                    1992.  From  1976 until  his  retirement in  1989,  he served
                                    Shawmut Bank, N.A.,  and its parent,  Shawmut Corporation,  a bank  holding company,  in various  executive capacities, in-
                                    cluding Vice Chairman. Mr. Craig  has been a director of  the
                                    Company  since 1974 and is  Chairman of the Finance Committee and a member  of the Executive  Committee and the  Nominating
                                    Committee.

[Photo]                           CHARLES  F.  HAYWOOD, 68,  is National  City Bank  Professor of
                                    Finance at the University of Kentucky. From 1990 to 1994  Dr.
                                    Haywood was Director and Chief Economist, Center for Business
                                    and  Economic Research,  and from 1989  to 1994  he was First
                                    Kentucky National Professor of  Finance, College of  Business
                                    and  Economics, University of Kentucky. Dr. Haywood is also a consultant in the fields of economics and financial  analysis for financial, nonfinancial and government organizations. Dr.
                                    Haywood  has been a director of the Company since 1980 and is a member of  the Executive  Committee, the  Audit and  Ethics
                                    Committee and the Nominating Committee.

[Photo]                           ADAM  H. ZIMMERMAN,  69, retired  as Chairman  of the  Board of
                                    Noranda Forest  Inc. in  1993  and as  Vice Chairman  of  its
                                    parent,  Noranda Inc.,  a natural resource  company, in 1992.
                                    From 1958 until retirement, Mr. Zimmerman served Noranda Inc.
                                    in various  executive  capacities,  including  President  and
                                    Chief  Operating Officer from 1982 to 1987. From 1993 to 1994
                                    Mr. Zimmerman was  Chairman of  the Board and  a director  of
                                    Confederation  Life Insurance  Company. He  is a  director of
                                    Battery Technologies Inc., Economic Investment Trust Limited,
                                    MacMillan Bloedel Limited,  Normerica Building Systems  Inc.,
                                    The  Toronto-Dominion Bank and Southam Inc. Mr. Zimmerman has
                                    been a director of the Company since 1987 and is Chairman  of the  Nominating  Committee  and  a  member  of  the Executive
                                    Committee and the Compensation and Benefits Committee.

                                                       CONTINUING DIRECTORS

[Photo]                           ROGER G. ACKERMAN, 57, is President and Chief Operating Officer
                                    of Corning  Incorporated,  a  company  engaged  in  specialty
                                    glass,   ceramics,   communications  and   consumer  products
                                    manufacturing and  in  laboratory  services.  He  has  served
                                    Corning   Incorporated  in  various  engineering,  sales  and
                                    management capacities since 1962, including Group  President,
                                    Specialty Materials Group from 1985 to 1990. He is a director of  Corning Incorporated,  Corning International Corporation,
                                    Dow  Corning  Corporation   and  Massachusetts  Mutual   Life
                                    Insurance  Company. Mr. Ackerman  has been a  director of the
                                    Company  since  1991  and  is  a  member  of  the   Executive
                                    Committee,  the Compensation  and Benefits  Committee and the
                                    Pension Committee.  His current  term as  a director  of  the
                                    Company expires in 1997.

[Photo]                           MARK  J. ANTON, 70, is a  private investor. From 1983 until his retirement in 1989 he served Quantum Chemical Corporation  in
                                    various   executive  capacities,   including  Executive  Vice
                                    President of Quantum  Chemical Corporation  and President  of
                                    its  Suburban Propane Division. Mr. Anton has been a director of the Company since  1977 and is Chairman  of the Audit  and
                                    Ethics  Committee and a member of the Executive Committee and the Compensation and Benefits Committee. His current term  as a director of the Company expires in 1997.

[Photo]                           JAMES R. BARKER, 60, is Chairman of The Interlake Steamship Co.
                                    and  Global Self Unloaders  Inc. He is  also Vice Chairman of
                                    Mormac Marine Group, Inc. and  Moran Towing Corp. Mr.  Barker
                                    was  formerly Chairman  of the  Board of  Moore McCormack Re-
                                    sources, Inc.,  and  Chairman  of  that  company's  operating subsidiaries  since April  1979. He was  also Chief Executive
                                    Officer of  Moore McCormack  Resources,  Inc., from  1971  to
                                    January  1987.  In 1969  Mr.  Barker co-founded  a management consulting firm, Temple, Barker & Sloane, Inc., and served in the capacity of  Executive Vice  President. Mr.  Barker is  a director  of Eastern Enterprises and GTE Corporation. He is a
                                    member of the Board  of Trustees of  Stamford Hospital and  a
                                    member   of   the   Business   Advisory   Committee   of  the
                                    Transportation Center  at  Northwestern  University  and  the
                                    Board of Visitors of Columbia University. Mr. Barker has been a  director of the Company since July 1993 and is a member of the  Executive  Committee,  the  Finance  Committee  and  the
                                    Pension  Committee.  His current  term as  a director  of the
                                    Company expires in 1998.

[Photo]                           JAMES L. BROADHEAD, 60, is Chairman and Chief Executive Officer
                                    of FPL Group,  Inc., a public  utility holding company.  From
                                    1989  to  1990 he  served  as President  and  Chief Executive
                                    Officer of FPL Group, Inc., and  from 1984 to 1988 he  served
                                    GTE  Corporation,  a telecommunications  company,  in various executive capacities, including President of GTE's  Telephone
                                    Operating  Group. He is a director of FPL Group, Inc. and its subsidiary Florida Power & Light Company, Barnett Banks, Inc.
                                    and Delta Air Lines, Inc.  Mr. Broadhead has been a  director of  the Company since  1983 and is a  member of the Executive
                                    Committee,  the   Nominating   Committee  and   the   Pension
                                    Committee.  His  current term  as a  director of  the Company expires in 1998.

[Photo]                           JOSEPH  C.  FARRELL,  60,  is  Chairman,  President  and  Chief
                                    Executive  Officer  of the  Company  and has  served  in that capacity since October 1991. From July 1990 through September
                                    1991, he served as President  and Chief Operating Officer  of the  Company, and  from 1984 to  1990 he  served as Executive
                                    Vice President of  the Company.  Mr. Farrell  also serves  as
                                    Chairman  of the Board of Brink's, Incorporated, Brink's Home
                                    Security, Inc.  and,  since  February  1994,  Burlington  Air
                                    Express  Inc., all wholly owned  subsidiaries of the Company.
                                    He is also a director of TRINOVA Corporation. Mr. Farrell has been a director of the Company since 1986 and is Chairman  of the  Executive Committee. His  current term as  a director of the Company expires in 1997.

[Photo]                           RONALD M. GROSS, 62, is Chairman, President and Chief Executive
                                    Officer of  Rayonier Inc.,  a  global supplier  of  specialty pulps, timber and wood products. Mr. Gross joined Rayonier in
                                    1978  as  President and  Chief  Operating Officer  and became
                                    Chief Executive Officer in 1981 and Chairman in 1984. He is a
                                    director of Rayonier Inc. and Lukens Inc. Mr. Gross is on the
                                    Executive Board  of the  Center  for International  Trade  in
                                    Forest  Products  at the  University of  Washington and  is a
                                    former member of the Investment Policy Advisory Committee  of the  United States Trade Representative. Mr. Gross has been a director of the  Company since 1995  and is a  member of  the
                                    Audit  and Ethics  Committee and  the Finance  Committee. His
                                    current term as a director of the Company expires in 1998.

[Photo]                           DAVID L. MARSHALL,  57, is Vice  Chairman of the  Board of  the
                                    Company  and has served in that capacity since July 1990. Mr.
                                    Marshall served from 1984 to February 1994 as Chief Financial
                                    Officer of the  Company and  from 1984 to  1990 as  Executive
                                    Vice  President.  From 1986  to  February 1994  he  served as
                                    Chairman of the  Board of  Burlington Air  Express Inc.,  and
                                    from  1985 to July 1993 he served as Chairman of the Board of
                                    Brink's, Incorporated, both wholly owned subsidiaries of  the
                                    Company.  Mr.  Marshall has  been a  director of  the Company since 1986 and is  a member of  the Executive Committee.  His current term as a director of the Company expires in 1998.

[Photo]                           ROBERT  H. SPILMAN, 68, is Chairman and Chief Executive Officer
                                    of Bassett Furniture Industries, Inc.  He is Chairman of  the
                                    Board  and a director of  Jefferson-Pilot Corporation and its subsidiary, Jefferson-Pilot Life Insurance Company, and is  a
                                    director    of   Dominion    Resources,   Inc.,   NationsBank
                                    Corporation, TRINOVA  Corporation  and  Virginia  Electric  &
                                    Power  Co. Mr.  Spilman has  been a  director of  the Company since 1987 and is Chairman  of the Compensation and  Benefits
                                    Committee  and a  member of  the Executive  Committee and the
                                    Finance Committee.  His current  term as  a director  of  the
                                    Company expires in 1997.

STOCK OWNERSHIP

     Based in part on information furnished by each nominee, director and executive officer named in the Summary Compensation Table, the number of shares of each of the three classes of the Company's Common Stock beneficially owned by them at January 31, 1996, was as follows:


NAME OF INDIVIDUAL                                              NUMBER OF SHARES
OR IDENTITY OF GROUP                                       BENEFICIALLY OWNED (a) (b)
-----------------------------------------------------     -----------------------------
R. G. Ackerman.......................................     Brink's Stock          10,109
                                                          Burlington Stock       11,891
                                                          Minerals Stock          2,800
M. J. Anton..........................................     Brink's Stock           9,908
                                                          Burlington Stock       11,793
                                                          Minerals Stock          2,760
J. R. Barker.........................................     Brink's Stock          10,110
                                                          Burlington Stock       11,887
                                                          Minerals Stock          2,800
J. L. Broadhead......................................     Brink's Stock          10,108
                                                          Burlington Stock       11,893
                                                          Minerals Stock          2,800
W. F. Craig..........................................     Brink's Stock          10,159
                                                          Burlington Stock       11,918
                                                          Minerals Stock          2,810
J. C. Farrell........................................     Brink's Stock         281,304(c)(e)
                                                          Burlington Stock      257,260(c)(e)
                                                          Minerals Stock        107,381(c)(e)
R. M. Gross..........................................     Brink's Stock           3,036
                                                          Burlington Stock        3,797
                                                          Minerals Stock            866
J. B. Hartough.......................................     Brink's Stock          35,594(c)(d)(e)
                                                          Burlington Stock       38,036(c)(d)(e)
                                                          Minerals Stock         16,404(c)(d)(e)(f)
C. F. Haywood........................................     Brink's Stock           8,006
                                                          Burlington Stock        9,264
                                                          Minerals Stock          2,200
F. T. Lennon.........................................     Brink's Stock          51,791(c)(d)(e)
                                                          Burlington Stock       54,528(c)(d)(e)
                                                          Minerals Stock         15,563(c)(d)(e)
D. L. Marshall.......................................     Brink's Stock          37,428(c)(e)
                                                          Burlington Stock       41,093(c)(e)
                                                          Minerals Stock          8,648(c)(e)
A. F. Reed...........................................     Brink's Stock           7,553(c)(d)(e)(g)
                                                          Burlington Stock        6,362(c)(d)(e)(g)
                                                          Minerals Stock          3,953(c)(d)(e)(g)
G. R. Rogliano.......................................     Brink's Stock          23,697(c)(e)(h)
                                                          Burlington Stock       24,067(c)(e)(h)
                                                          Minerals Stock         18,248(c)(e)(h)
R. H. Spilman........................................     Brink's Stock          10,108
                                                          Burlington Stock       11,893
                                                          Minerals Stock          2,800
A. H. Zimmerman......................................     Brink's Stock          12,108
                                                          Burlington Stock       12,893
                                                          Minerals Stock          3,200


                                                  (table continued on next page)

(table continued from previous page)

NAME OF INDIVIDUAL                                              NUMBER OF SHARES
OR IDENTITY OF GROUP                                       BENEFICIALLY OWNED (a) (b)
-----------------------------------------------------     -----------------------------
15 nominees, directors and executive officers as a
  group..............................................     Brink's Stock                 521,019(i)
                                                          Burlington Stock              518,575(i)
                                                          Minerals Stock                193,233(i)



(a) Except as otherwise noted, the named individuals have sole voting and investment power with respect to such shares. None of such individuals beneficially owns more than approximately 1% of any class of the Company's outstanding Common Stock. None of such individuals owns any of the Company's $31.25 Series C Cumulative Convertible Preferred Stock or the depositary shares relating thereto.


(b) Includes shares which could be acquired within 60 days after January 31, 1996, upon the exercise of options granted pursuant to the Company's stock option plans, as follows:

Mr. Ackerman.........................................     Brink's Shares          9,109
                                                          Burlington Shares      11,391
                                                          Minerals Shares         2,600
Mr. Barker...........................................     Brink's Shares          9,110
                                                          Burlington Shares      11,387
                                                          Minerals Shares         2,600
Mr. Farrell..........................................     Brink's Shares        155,389
                                                          Burlington Shares     194,355
                                                          Minerals Shares        68,360
Mr. Gross............................................     Brink's Shares          3,036
                                                          Burlington Shares       3,797
                                                          Minerals Shares           866
Mr. Hartough.........................................     Brink's Shares         26,971
                                                          Burlington Shares      33,742
                                                          Minerals Shares        10,500
Dr. Haywood..........................................     Brink's Shares          7,006
                                                          Burlington Shares       8,764
                                                          Minerals Shares         2,000
Mr. Lennon...........................................     Brink's Shares         38,181
                                                          Burlington Shares      47,759
                                                          Minerals Shares        11,700
Mr. Marshall.........................................     Brink's Shares         29,765
                                                          Burlington Shares      37,263
                                                          Minerals Shares         8,000
Mr. Reed.............................................     Brink's Shares          3,460
                                                          Burlington Shares       4,328
                                                          Minerals Shares           -0-
Mr. Rogliano.........................................     Brink's Shares         13,482
                                                          Burlington Shares      16,877
                                                          Minerals Shares         5,250
Each of Messrs. Anton, Broadhead, Craig, Spilman and
  Zimmerman..........................................     Brink's Shares          9,108
                                                          Burlington Shares      11,393
                                                          Minerals Shares         2,600
All nominees, directors and executive officers as a
  group (15 persons).................................     Brink's Shares        341,049
                                                          Burlington Shares     426,628
                                                          Minerals Shares       124,876

(c) Includes units representing shares, rounded to the nearest whole unit, credited to respective accounts under the Company's Key Employees' Deferred Compensation Program with respect to all fiscal years ended on or prior to January 31, 1996, as follows:

Mr. Farrell..........................................     Brink's Units          29,661
                                                          Burlington Units       14,830
                                                          Minerals Units         21,538
Mr. Hartough.........................................     Brink's Units           4,177
                                                          Burlington Units        2,089
                                                          Minerals Units          4,873
Mr. Lennon...........................................     Brink's Units           4,650
                                                          Burlington Units        2,325
                                                          Minerals Units          1,385
Mr. Marshall.........................................     Brink's Units           5,276
                                                          Burlington Units        2,638
                                                          Minerals Units            577

                                                  (table continued on next page)

(table continued from previous page)

NAME OF INDIVIDUAL                                              NUMBER OF SHARES
OR IDENTITY OF GROUP                                       BENEFICIALLY OWNED (a) (b)
-----------------------------------------------------     -----------------------------
Mr. Reed.............................................     Brink's Units           1,851
                                                          Burlington Units          925
                                                          Minerals Units          1,118
Mr. Rogliano.........................................     Brink's Units           5,658
                                                          Burlington Units        2,829
                                                          Minerals Units          2,467

    Non-employee directors do not participate in the Company's Key Employees' Deferred Compensation Program.

(d) Includes shares, rounded to the nearest whole share, held in nominee name under the Company's 1994 Employee Stock Purchase Plan at January 31, 1996, as follows:

Mr. Hartough.........................................     Brink's Shares            857
                                                          Burlington Shares         428
                                                          Minerals Shares            19
Mr. Lennon...........................................     Brink's Shares            653
                                                          Burlington Shares         326
                                                          Minerals Shares           679
Mr. Reed.............................................     Brink's Shares            506
                                                          Burlington Shares         253
                                                          Minerals Shares           431

    Non-employee directors do not participate in the Company's 1994 Employee Stock Purchase Plan.

(e) Includes shares, rounded to the nearest whole share, held by the trustee under the Company's Savings-Investment Plan at January 31, 1996, as follows:


Mr. Farrell..........................................     Brink's Shares          7,654
                                                          Burlington Shares       3,775
                                                          Minerals Shares         1,683
Mr. Hartough.........................................     Brink's Shares          2,589
                                                          Burlington Shares       1,277
                                                          Minerals Shares           612
Mr. Lennon...........................................     Brink's Shares          5,307
                                                          Burlington Shares       2,618
                                                          Minerals Shares         1,199
Mr. Marshall.........................................     Brink's Shares            245
                                                          Burlington Shares         121
                                                          Minerals Shares            71
Mr. Reed.............................................     Brink's Shares          1,736
                                                          Burlington Shares         856
                                                          Minerals Shares           404
Mr. Rogliano.........................................     Brink's Shares            557
                                                          Burlington Shares       2,361
                                                          Minerals Shares         1,531


    Non-employee   directors    do   not    participate   in    the    Company's
    Savings-Investment Plan.

(f) Includes 400 Minerals Shares held by Mr. Hartough's daughters, for which he is custodian.


(g) Mr. Reed shares voting power with his spouse with respect to 2,000 Minerals shares.


(h) Mr. Rogliano shares voting power with his spouse with respect to 4,000 Brink's Shares, 2,000 Burlington Shares and 9,000 Minerals shares.


(i) See notes (a) through (h) above. The total number represents approximately 1% of the Company's outstanding Brink's Stock, 2.5% of the Company's outstanding Burlington Stock and 2% of the Company's outstanding Minerals Stock at January 31, 1996.

     The following table sets forth the only persons known to the Company to be deemed a beneficial owner of more than five percent of any class of the Company's outstanding Common Stock at December 31, 1995:


                                                                      SHARES
                  NAME AND ADDRESS OF                              BENEFICIALLY                PERCENT
                   BENEFICIAL OWNER                                    OWNED                   OF CLASS
                  -------------------                              -------------               --------
American Express Company
  American Express Tower
  World Financial Center
  New York, NY 10285
American Express Financial Corporation
  IDS Tower 10
  Minneapolis, MN 55440................................   Minerals Stock          495,263(a)      5.84%
Boston Partners Asset Management, L.P.
Boston Partners, Inc.
  One Financial Center
  Boston, MA 02111.....................................   Services Stock        2,701,592(b)       6.5%
The Chase Manhattan Bank (National
Association), as Trustee under
The Pittston Company Employee
Benefits Trust Agreement
  Chase Metrotech Center                                  Services Stock        3,610,610(c)       8.7%
  Brooklyn, NY 11245...................................   Minerals Stock          623,703(c)       7.4%
The Equitable Companies Incorporated
  787 Seventh Avenue
  New York, NY 10019
Alpha Assurances I.A.R.D. Mutuelle
Alpha Assurances Vie Mutuelle
  101-100 Terrasse Boieldieu
  92042 Paris La Defense, France
AXA Assurances I.A.R.D. Mutuelle
AXA Assurances Vie Mutuelle
  La Grande Arche
  Pardi Nord
  92011 Paris La Defense, France
Uni Europe Assurance Mutuelle
  24 Rue Drouot
  75009 Paris, France
AXA
  23, Avenue Matignon
  75008 Paris, France..................................   Services Stock        2,510,519(d)       6.0%
Mercury Asset Management plc
  Mercury Fund Managers Limited
  33 King William Street
  London, EC4R 9AS, England............................   Minerals Stock          532,300(e)      6.33%
Norwest Corporation
  Norwest Center
  Sixth and Marquette
  Minneapolis, MN 55479-1026
Norwest Colorado, Inc.
  Norwest Bank Building
  1740 Broadway
  Denver, CO 80274-8620
Norwest Bank Colorado,
  National Association
  1740 Broadway
  Denver, CO 80274-8677................................   Minerals Stock        1,125,652(f)     13.40%


                                                  (table continued on next page)

(table continued from previous page)

                                                                      SHARES
                  NAME AND ADDRESS OF                              BENEFICIALLY                PERCENT
                   BENEFICIAL OWNER                                    OWNED                   OF CLASS
                  -------------------                              -------------               --------
T. Rowe Price Associates, Inc.
T. Rowe Price New Era Fund, Inc.
  100 E. Pratt Street
  Baltimore, MD 21202..................................   Minerals Stock          486,300(g)      5.70%

------------

 (a) According to a report on Schedule 13G dated December 31, 1995, filed with the Securities and Exchange Commission by American Express Financial Corporation (an investment adviser registered under the Investment Advisers Act of 1940) on behalf of itself and its parent holding company, American Express Company, such entities had sole voting power over no shares of Minerals Stock, shared voting power over 495,263 shares of Minerals Stock, sole dispositive power over no shares of Minerals Stock and shared dispositive power over 495,263 shares of Minerals Stock.

 (b) According to a report on Schedule 13G dated February 12, 1996, filed with the Securities and Exchange Commission by Boston Partners Asset Management, L.P. ('BPAM') on behalf of itself; its sole general partner, Boston Partners, Inc.; and the principal stockholder of Boston Partners, Inc., Mr. Desmond John Heathwood, BPAM had through such entities sole voting power over no shares of Services Stock, shared voting power over 2,701,592 shares of Services Stock, sole dispositive power over no shares of Services Stock and shared dispositive power over 2,701,592 shares of Services Stock. In the report BPAM, Boston Partners and Mr. Heathwood expressly disclaimed membership in a 'group' as defined in Rule 13d-1(b)(ii)(H). In the report Boston Partners Inc. and Mr. Heathwood disclaimed beneficial ownership.

 (c) According to a report on Schedule 13D, dated December 7, 1992, filed with the Securities and Exchange Commission, The Chase Manhattan Bank (National Association), as Trustee (the 'Trustee') under The Pittston Company Employee Benefits Trust Agreement, as amended (the 'Trust Agreement'), has shared voting power and shared dispositive power over the shares. The Company and the Trustee entered into the Trust Agreement and created The Pittston Company Employee Benefits Trust in December 1992 to provide for the satisfaction of certain obligations of the Company and its affiliates under various employee benefit plans of the Company, particularly those providing for the acquisition by employees of shares of Common Stock. The Trust Agreement provides that shares held by the Trustee shall be voted in the same proportion and manner as shares of Common Stock held in accounts of participants in the Company's Savings-Investment Plan (the 'SIP') and also provides for a similar procedure in the case of a tender or exchange offer for shares of Common Stock. Such participants direct the voting or tender of shares held in their SIP accounts. In the report the Trustee disclaimed beneficial ownership.


 (d) According to a report  on Schedule 13G dated  February 9, 1996, filed  with the Securities and Exchange Commission by The Equitable Companies Incorporated (the 'Equitable Companies'); AXA, which beneficially owns a majority interest in the Equitable Companies; and Alpha Assurances I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, and Uni Europe Assurance Mutuelle, (collectively, the 'Mutuelles AXA') as a group which beneficially owns a majority interest in AXA; such entities had sole voting power over 2,434,950 shares of Services Stock, shared voting power over 48,369 shares of Services Stock, sole dispositive power over 2,510,519 shares of Services Stock and shared dispositive power over no shares of Services Stock. In the report the Mutuelles AXA and AXA disclaimed beneficial ownership.


 (e) According to a report on Schedule 13D-1 dated February 1, 1996, filed with the Securities and Exchange Commission by Mercury Asset Management plc, a wholly owned subsidiary of Mercury Asset Management Group plc, such corporations had sole voting power over no shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 532,300 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock. In the report Mercury Asset Management plc disclaimed beneficial ownership.

 (f) According to a report on Schedule 13G dated January 25, 1996, filed with the Securities and Exchange Commission by Norwest Corporation on behalf of itself; its direct subsidiary, Norwest Colorado, Inc.; and its indirect subsidiary, Norwest Bank Colorado, National Association, Norwest Corporation had through such subsidiaries sole voting power over 947,612 shares of Minerals Stock, shared voting power over 60 shares of Minerals Stock, sole dispositive power over 1,125,452 shares of Minerals Stock and shared dispositive power over 40 shares of Minerals Stock. In the report Norwest Corporation and its subsidiaries disclaimed beneficial ownership.

 (g) According to a report on Schedule 13G dated February 14, 1996 filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. (an investment adviser registered under the Investment Advisers Act of 1940), T. Rowe Price Associates, Inc. had sole voting power over 65,000 shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 486,300 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock T. Rowe Price Associates, Inc. disclaimed beneficial ownership.

                PROPOSAL NO. 2  --  APPROVAL OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has, subject to shareholder approval, selected KPMG Peat Marwick LLP as the Company's independent public accountants for the year 1996 and recommends approval of such selection by the shareholders. KPMG Peat Marwick LLP served in this capacity for the year 1995. One or more representatives of KPMG Peat Marwick LLP are expected to attend the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

                THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE
                       FOR THE APPROVAL OF THE AUDITORS.

                           -------------------------

              PROPOSAL NO. 3  --  APPROVAL OF THE PITTSTON COMPANY
                       DIRECTORS' STOCK ACCUMULATION PLAN


     On February 2, 1996, the Board adopted The Pittston Company Directors' Stock Accumulation Plan (the 'Plan') subject to the approval of the shareholders of the Company. The Plan is designed to promote the interests of the Company and its shareholders by linking the personal interests of non-employee directors to those of the Company's shareholders. The Plan, if approved by the shareholders, will replace the Pittston Retirement Plan for Non-Employee Directors (the 'Retirement Plan') which will be terminated with respect to active non-employee directors as of May 31, 1996.


     The following summary of the Plan is qualified in its entirety by reference to the text of the Plan which is attached to this proxy as Exhibit A.

     Eligibility. The Plan will cover all non-employee directors of the Company as of June 1, 1996 (its effective date). There will be nine non-employee directors participating in the Plan on such date. Thereafter, a newly elected non-employee director will be eligible to participate as of the date on which he or she becomes a director.

     Allocations. As of June 1, 1996, each participant will have an initial allocation allocated to his or her account equal to the present value of each participant's accrued benefit under the Retirement Plan determined as of May 31, 1996, by the actuary for the Retirement Plan. As of June 3, 1996, such amount will be converted into Brink's units ('Brink's Units'), Burlington units ('Burlington Units') and Minerals Units ('Mineral Units') (collectively, 'Units') in the proportions of 50%, 30% and 20%, respectively. The number of Units shall be determined by dividing the portion of the initial allocation to be allocated to each class of Units by the average of the high and low per share market price of the relevant class of stock as reported on the New York Stock Exchange Composite Transaction Tape for such date. Each Unit will be the equivalent of one share of Brink's Stock, Burlington Stock or Minerals Stock (collectively 'Common Stock').

     As of June 1, 1997, and as of each subsequent June 1, each participant shall be entitled to an additional number of units allocated to his or her account equal in amount to (a) 50% of the annual retainer in effect on such June 1 if he or she has accrued less than eight years of service ('Years of Service') as of such date or (b) 25% of such annual retainer if he or she has accrued eight or more Years of Service, divided by the applicable stock prices for such date. A Year of Service is defined as each consecutive 12-month period of service as a non-employee director including periods prior to June 1, 1996. Such amount shall be converted into Units as of such June 1, in the proportions and in the manner described in the preceding paragraph.

     In the event of an increase in a participant's annual retainer, the number of Units in each participant's account shall be multiplied by the ratio of the amount of the annual retainer after the increase to the amount of such retainer immediately prior to the increase. Currently, the annual retainer for a non-employee director is $18,000.

     Dividends or Distributions on Allocated Units. Whenever the Company pays a dividend in cash or property, each participant's account will be credited with additional Units (of the class giving rise to the dividend or other distribution represented by the Units in the account) equal to the number that could be purchased with such dividend or other distribution based on the average of the high and low per share market price of the relevant class of Common Stock on the New York Stock Exchange Composite Transaction Tape on the payment date of the dividend or other distribution.

     Distribution of Shares. Upon a participant's termination of service after at least five Years of Service as a non-employee director as a result of (i) death, (ii) retirement after age 70, (iii) retirement prior to age 72 at the end of a full term of office in anticipation of attaining such age during what would otherwise be his or her next full term of office, (iv) retirement after age 65 as a result of ill health, relocation, or entering into any governmental, diplomatic or other employment if, in the opinion of outside legal counsel, his or her continued service as a non-employee director might create a conflict of interest or (v) retirement following a Change in
Control (as defined), the participant shall be entitled to receive a distribution of Brink's Stock, Burlington Stock and Minerals Stock in respect of the Units in his account. Fractional Units shall be converted into cash. In the event a participant terminates service for any other reason or prior to completing five Years of Service, all Units will be forfeited and the participant's right to the related shares will terminate.

     The distribution of shares will be made in a single lump-sum distribution as soon as practicable following his or her termination of service under one of the circumstances described above unless the participant elects at least 12 months before his or her termination to receive equal annual installments (not more than 10) commencing on the first day of the month next following his termination of service.

     Administration.  The  Plan  will  be  administered  by  the  Administrative
Committee ('Committee') of the Company, all of whose members are full-time employees of the Company. However, since the Plan is intended to comply with the 'formula award' exception for grants, as set forth in the rules promulgated under the Securities Exchange Act of 1934, as amended, the Committee will have no power to determine the eligibility for, timing of or amount of any allocation under the Plan.

     Reservation of Shares. The maximum number of shares that may be issued under the Plan is 50,000 shares of Brink's Stock, 40,000 shares of Burlington Stock and 35,000 of Minerals Stock. The maximum number of shares will be adjusted as determined by the Committee for any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution (other than cash dividends) to shareholders.

     Amendment and Termination. The Plan may be terminated or amended by the Nominating Committee of the Board of Directors of the Company. However, in no event may the allocation formula be amended more frequently than once in any six-month period.

     Reservation of Rights. Nothing in the Plan gives any non-employee director any right to be retained in the Company's service as a director or limits the Board's power to adopt additional compensation arrangements for Company directors or to change arrangements in effect at any time.

FEDERAL INCOME TAX CONSEQUENCES

     Any  amounts  allocated  under  the  Plan  will  not  be  taxable  to   the
non-employee director until he or she receives the related shares of Common Stock. At that time, the fair market value of the shares of Brink's Stock, Burlington Stock and Minerals Stock plus any cash received will be taxed as ordinary income to the recipient and the Company will be entitled to a corresponding deduction.

          BENEFITS UNDER THE NON-EMPLOYEE DIRECTORS' ACCUMULATION PLAN

                                                                                                       DOLLAR VALUE
                                                                                                       ------------
Roger G. Ackerman...................................................................................     $ 51,233
Mark J. Anton.......................................................................................      118,733
James R. Barker.....................................................................................       55,733
James L. Broadhead..................................................................................       73,733
William F. Craig....................................................................................       91,733
Ronald M. Gross.....................................................................................       55,733
Charles F. Haywood..................................................................................      114,233
Robert H. Spilman...................................................................................      109,733
Adam H. Zimmerman...................................................................................      114,233
All Non-Employee Directors as a Group (nine persons)................................................      785,097

     Because the allocation of the dollar values set forth above among the classes of the Common Stock will not occur until June 1, 1996, it is not possible to state at this time the number of Units that will be initially credited to each of the non-employee directors listed above or to such directors as a group.

RECOMMENDATION OF THE BOARD

                THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE
          FOR THE APPROVAL OF THE DIRECTORS' STOCK ACCUMULATION PLAN.

                            ------------------------

     PROPOSAL NO. 4  --  PROPOSAL TO APPROVE THE AMENDMENT OF THE RESTATED
            ARTICLES OF INCORPORATION OF THE COMPANY WITH RESPECT TO
                 CERTAIN VOTING REQUIREMENTS FOR MINERALS STOCK

GENERAL

     On February 2, 1996, the Company's Board of Directors unanimously declared advisable and recommended to the Company's shareholders the adoption of an amendment (the 'Amendment') to the Company's Restated Articles of Incorporation, as amended (the 'Restated Articles'), that would reduce the vote required of holders of Minerals Stock for adoption of certain subsequent amendments to the Restated Articles relating to the voting rights of the Minerals Stock. Article I, Section 3(a) of the Restated Articles currently provides that the affirmative vote of two thirds of the outstanding shares of Minerals Stock, voting as a separate voting group, is necessary for the adoption of any amendment to the Restated Articles that 'would affect or otherwise adjust the voting rights of the holders of the Minerals Stock.' The Amendment would preserve unchanged the separate vote by holders of Minerals Stock on amendments affecting their voting rights but would reduce that vote to the affirmative vote of the holders of the greater of:

          (i) the affirmative vote of two thirds of all votes cast on the amendment by the holders of Minerals Stock entitled to vote on such amendment and present or represented at a meeting at which a quorum of Minerals Stock exists; or

          (ii) the affirmative vote of a majority of the then outstanding votes of Minerals Stock.

The complete text of the Amendment is contained in Exhibit B of this Proxy Statement and is incorporated herein by reference. Shareholders are urged to read the text of the Amendment in its entirety.

REASONS FOR THE AMENDMENT

     The Amendment is intended to preserve the present balance among the voting rights of the various classes of the Company's Common Stock, while removing an unnecessarily high barrier to the Company's obtaining approval of amendments to the Restated Articles that would benefit all shareholders of the Company. Under the Restated Articles, holders of Brink's Stock, Burlington Stock and Minerals Stock vote together as a single voting group on all matters as to which all common shareholders are entitled to vote. In addition, as prescribed by Virginia law, certain amendments to the Restated Articles affecting, among other things, the designation, rights, preferences or limitations of one class of common stock, or certain mergers or statutory share exchanges, must be approved by the holders of such class of common stock, voting as a separate voting group, and, in certain circumstances, also may have to be approved by the holders of each of the other classes of common stock, voting as separate voting groups. If such a separate vote is required of holders of Brink's Stock or Burlington Stock, the Restated Articles provide that the proposed amendment (or transaction) shall be approved by the affirmative vote of the holders of a majority of the outstanding shares of Brink's Stock or Burlington Stock, as the case may be. The same simple-majority requirement applies to a separate vote of the holders of Minerals Stock with one exception: amendments to the Restated Articles that 'would affect or otherwise adjust the voting rights' of the Minerals Stock require the approval of two thirds of the outstanding shares of Minerals Stock.

     The special voting requirement for Minerals Stock was intended to provide holders of Minerals Stock with the assurance that their voting rights would not be impaired without the affirmative vote of a higher-than-standard majority of the shares of Minerals Stock. This assurance was determined to be appropriate because of the periodic voting rights adjustment to which Minerals Stock is subject. The votes of holders of Minerals Stock are subject to adjustment on January 1, 1998, and on January 1 every two years thereafter in such a manner that the Minerals Stock's share of the aggregate voting power at such time will be equal to its share of the aggregate market capitalization of the Company's Common Stock at such time. The special voting rights of Minerals Stock, however, make it impossible to amend the voting rights of Minerals Stock and, therefore, potentially place the Minerals Stock at a disadvantage in relation to the other classes of the Company's Common Stock, without approval of a higher-than-standard majority of the holders of the Minerals Stock.

     The Board of Directors has concluded that the special voting rights of Minerals Stock as currently in effect create an unnecessarily great burden for the holders of Minerals Stock and the other classes of the Company's Common Stock. Obtaining the affirmative vote of two thirds of the outstanding shares of the Minerals Stock is particularly difficult because a vote that is not cast has the same effect as a negative vote. Even an amendment that enjoys the overwhelming support of the holders of Minerals Stock who actually vote on the amendment and that of the holders of the other classes of the Company's Common Stock may fail because an insufficient number of holders of Minerals Stock respond to the proxy solicitation and cast their votes. In an effort to obtain the required vote of the Minerals Stock, the Company may incur significant additional proxy solicitation costs and still have no assurance of success. The Amendment would ease this burden by reducing the vote required of holders of Minerals Stock to approve an amendment that affects the voting rights of Mineral Stock, while preserving the protections inherent in the special voting rights of the Minerals Stock. The affirmative vote required by the Amendment for approval of such an amendment would be the greater of: (i) two thirds of the shares of Minerals Stock actually voting at a meeting at which a quorum exists (rather than two thirds of the outstanding shares); or (ii) a majority of the outstanding shares of Minerals Stock (the vote otherwise currently required by the Restated Articles).

RECOMMENDATION OF THE BOARD

                THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE
                       FOR THE APPROVAL OF THE AMENDMENT.

                            ------------------------

                               OTHER INFORMATION

SHAREHOLDER PROPOSALS

     To nominate a director at the annual meeting, a shareholder must satisfy conditions specified in the Company's bylaws. A shareholder who wishes to suggest potential nominees to the Board of Directors for consideration should write to the Secretary of the Company, stating in detail the qualifications of such nominees for consideration by the Nominating Committee of the Board. The Company's bylaws also prescribe the procedures a shareholder must follow to bring other business before annual meetings. For a shareholder to nominate a director or directors at the 1997 annual meeting or bring other business (including any proposal intended for inclusion in the Company's proxy materials) before the 1997 annual meeting, notice must be given to the Secretary of the Company between October 2, 1996, and December 1, 1996. The notice must include a description of the proposed business, the reason for it, the complete text of any resolution and other specified matters.

     Any shareholder desiring a copy of the Company's bylaws will be furnished one without charge upon written request to the Secretary.

                                 OTHER MATTERS


     The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, telegram, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Brink's Stock, Burlington Stock, Minerals Stock and the Preferred Stock held of record by such persons and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has retained Kissel-Blake Inc. to perform various proxy advisory and solicitation services. The fee of Kissel-Blake Inc. in connection with the 1996 annual meeting is currently estimated to be approximately $20,000, plus reimbursement of out-of-pocket expenses.


                                                    AUSTIN F. REED
                                                    Secretary
March 29, 1996

                                                                       EXHIBIT A
________________________________________________________________________________

                     THE PITTSTON COMPANY DIRECTORS' STOCK
                               ACCUMULATION PLAN

                               ------------------

                                   EFFECTIVE
                               AS OF JUNE 1, 1996

                               ------------------


________________________________________________________________________________

                               TABLE OF CONTENTS


                                                                                                          PAGE
                                                                                                          ----
PREAMBLE...............................................................................................   A-1

ARTICLE I      DEFINITIONS.............................................................................   A-1

ARTICLE II     ADMINISTRATION..........................................................................   A-2
  SECTION 1      Authorized Shares.....................................................................   A-2
  SECTION 2      Administration........................................................................   A-2

ARTICLE III    PARTICIPATION...........................................................................   A-2

ARTICLE IV     ALLOCATIONS.............................................................................   A-2
  SECTION 1      Initial Allocation....................................................................   A-2
  SECTION 2      Additional Allocations................................................................   A-3
  SECTION 3      Supplemental Allocations..............................................................   A-3
  SECTION 4      Adjustments...........................................................................   A-3
  SECTION 5      Dividends and Distributions...........................................................   A-3

ARTICLE V      DISTRIBUTIONS...........................................................................   A-3
  SECTION 1      Entitlement to Benefits...............................................................   A-3
  SECTION 2      Distribution of Shares................................................................   A-4

ARTICLE VI     DESIGNATION OF BENEFICIARY..............................................................   A-4

ARTICLE VII    MISCELLANEOUS...........................................................................   A-5
  SECTION 1      Nontransferability of Benefits........................................................   A-5
  SECTION 2      Limitation on Rights of Non-Employee Director.........................................   A-5
  SECTION 3      Amendment and Termination.............................................................   A-5
  SECTION 4      Funding...............................................................................   A-5
  SECTION 5      Governing Law.........................................................................   A-5

SCHEDULE A.............................................................................................   A-6

            THE PITTSTON COMPANY DIRECTORS' STOCK ACCUMULATION PLAN
                          EFFECTIVE AS OF JUNE 1, 1996

                                    PREAMBLE

     The Pittston Company Directors' Stock Accumulation Plan, as effective June 1, 1996, is designed to more closely align the interests of non-employee directors to the long-term interests of The Pittston Company and its shareholders. A portion of the overall compensation package of participating directors will be provided in the form of deferred stock equivalent units which will be distributed in the form of Pittston Brink's Group Common Stock, Pittston Burlington Group Common Stock and Pittston Minerals Group Common Stock upon the occurrence of certain events. The Plan is intended to replace the Pittston Retirement Plan for Non-Employee Directors which will be terminated as of May 31, 1996, with the consent of the participants therein, and the benefits accrued thereunder as of May 31, 1996, will be transferred to the Plan.

                                   ARTICLE I
                                  DEFINITIONS

     Wherever used in the Plan, the following terms shall have the meanings indicated:

          Account: The account maintained by the Company for a Non-Employee Director to document the amounts credited under the Plan and the Units into which such amounts shall be converted.

          Board of Directors: The board of directors of the Company.

          Brink's Stock: Pittston Brink's Group Common Stock, par value $1.00 per share.

          Brink's Unit: The equivalent of one share of Brink's Stock credited to a Non-Employee Director's Account.

          Burlington Stock: Pittston Burlington Group Common Stock, par value $1.00 per share.

          Burlington Unit: The equivalent of one share of Burlington Stock credited to a Non-Employee Director's Account.

          Change in Control: A Change in Control shall be deemed to have occurred if either (a) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially more than 20% of the total voting power in the election of directors of the Company of all classes of Shares outstanding (exclusive of shares held by the Company's Subsidiaries) pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (b) there shall be a change in the composition of the Board of Directors at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a 'Transaction'), so that (i) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the board of directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such first Transaction, or (ii) the number of persons who shall thereafter be directors of such corporation shall be fewer than two thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses (a) and (b).

          Committee: The Administrative Committee of the Company.

          Company: The Pittston Company.

          Effective Date: June 1, 1996.

          Initial Allocation: The amount set forth in Schedule A.

          Minerals Stock: Pittston Minerals Group Common Stock, par value $1.00 per share.

          Minerals Unit: The equivalent of one share of Minerals Stock credited to a Non-Employee Director's Account.

          Non-Employee Director: Any member of the Board of Directors who is not an employee of the Company or a Subsidiary.

          Plan: The Pittston Company Directors' Stock Accumulation Plan as set forth herein and as amended from time to time.

          Shares: Brink's Stock, Burlington Stock or Minerals Stock as the case may be.

          Subsidiary: Any corporation, whether or not incorporated in the United States of America, more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more subsidiaries or by one or more subsidiaries.

          Unit: A Brink's Unit, Burlington Unit or Minerals Unit, as the case may be.

          Year of Service: Each consecutive 12-month period of service as a Non-Employee Director, commencing on the date that a Non-Employee Director commences service on the Board of Directors, including periods prior to the Effective Date. Years of Service prior to the Effective Date shall be rounded to the nearest year.

                                   ARTICLE II
                                 ADMINISTRATION

     SECTION  1.  Authorized Shares.  The maximum  number of  Units that  may be credited hereunder is 50,000 Brink's Units, 40,000 Burlington Units and 35,000 Minerals Units. The number of Shares of each class that may be issued or otherwise distributed hereunder will be equal to the number of Units (of each class) that may be credited hereunder.

     In the event of any change in the number of shares of Brink's Stock, Burlington Stock or Minerals Stock outstanding by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends, or any exchange of Minerals Stock for Brink's Stock (or if no Brink's Stock is then outstanding, Burlington Stock), or any exchange of Burlington Stock for Brink's Stock (or if no Brink's Stock is then outstanding, Minerals Stock), a corresponding adjustment shall be made to the number or kind of shares that may be deemed issued under the Plan by the Committee. Such adjustment shall be conclusive and binding for all purposes of the Plan.

     SECTION 2. Administration. The Committee is authorized to construe the provisions of the Plan and to make all determinations in connection with the administration of the Plan. All such determinations made by the Committee shall be final, conclusive and binding on all parties, including Non-Employee Directors participating in the Plan.

                                  ARTICLE III
                                 PARTICIPATION

     Each Non-Employee Director on the Effective Date shall be eligible to participate in the Plan on such date. Thereafter, each Non-Employee Director shall be eligible to participate as of the date on which he or she becomes a Non-Employee Director.

                                   ARTICLE IV
                                  ALLOCATIONS

     SECTION 1. Initial Allocation. As of the Effective Date, an amount equal to the Initial Allocation shall be credited to his or her Account. The amount of each Non-Employee Director's Initial Allocation shall be converted into Units in the following proportions: 50% shall be converted into Brink's Units, 30% shall be converted into Burlington Units and 20% shall be converted into Minerals Units. The Units shall be credited to each Non-Employee Director's Account as of June 3, 1996. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the portion of the Initial Allocation for each Non-Employee Director to be allocated to each class of Units by the average of the high and low per share quoted sale prices of Brink's Stock, Burlington Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on June 3, 1996.

     SECTION 2. Additional Allocations. As of June 1, 1997, and as of each subsequent June 1, each Non-Employee Director (including Non-Employee Directors elected to the Board of Directors after the Effective Date) shall be entitled to an additional allocation to his or her Account (which allocation shall be in addition to any retainer fees paid in cash) equal to (a) for each Non-Employee Director who, as of such June 1 has accrued less than eight Years of Service, 50% of the annual retainer in effect for such Non-Employee Director on such June 1 and (b) for each Non-Employee Director who, as of such June 1, has accrued eight or more Years of Service, 25% of the annual retainer in effect for such Non-Employee Director on such June 1. Such additional allocations shall be converted on the first trading day in June into Minerals Units, Brink's Units and Burlington Units in the proportions described in Section 1 of this Article IV as of such June 1. The number (computed to the second decimal place) of Units so credited shall be determined by dividing the amount of the additional allocation for each Non-Employee Director for the year to be allocated to each class of Units by the average of the high and low per share quoted sale prices of Brink's Stock, Burlington Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the first trading date in June.

     SECTION 3. Supplemental Allocations. As of the effective date of any increase in a Non-Employee Director's annual retainer after the Effective Date, the number of Units of each class in each Non-Employee Director's Account shall be multiplied by a fraction, the numerator of which is the amount of the annual retainer after the increase and the denominator of which is the amount of such retainer immediately prior to such increase.

     SECTION 4. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends.

     SECTION 5. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Brink's Stock, Burlington Stock or Minerals Stock, the Account of each Non-Employee Director will be credited with an additional number of Brink's Units, Burlington Units or Minerals Units equal to the number of shares of Brink's Stock, Burlington Stock or Minerals Stock, including fractional shares (computed to the second decimal place), that could have been purchased had such dividend or other distribution been paid to the Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by Units in such Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Brink's Stock, Burlington Stock or Minerals Stock, as the case may be, as reported on the New
York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribution will be determined by the Committee.

                                   ARTICLE V
                                 DISTRIBUTIONS

     SECTION 1. Entitlement to Benefits. Each Non-Employee Director who completes at least five Years of Service as a Non-Employee Director shall be entitled to receive a distribution in Brink's Stock, Burlington Stock or Minerals Stock in respect of all Units in his or her Account if, after completion of such five Years of Service, he or she:

          (a) retires from the Board of Directors on or after attaining age 70;

          (b) retires from the Board of Directors prior to age 72 at the end of a full term of office in anticipation of attaining such age during what would otherwise be such individual's next full term of office as a director;

          (c) retires from the Board of Directors prior to age 70 but after attaining age 65, as a result of ill health, relocation (residence or principal place of business) or entering into any governmental, diplomatic or other service or employment if, in the opinion of outside legal counsel, his or her continued service on the Board of Directors might create a conflict of interest;

          (d) retires from the Board of Directors at any time following a Change in Control; or

          (e) dies while serving as a Non-Employee Director.

     In the event a Non-Employee Director terminates service on the Board of Directors for any reason not described above, all Units shall be forfeited and all rights of the Non-Employee Director to the related Shares shall terminate without further obligation on the part of the Company.

     SECTION 2. Distribution of Shares. Each Non-Employee Director who is entitled to a distribution of Shares pursuant to Section 1 of this Article V shall receive a distribution in Brink's Stock, Burlington Stock or Minerals Stock, in respect of all Units standing to the credit of such Non-Employee Director's Account, in a single lump-sum distribution as soon as practicable following his or her termination of service as a Non-Employee Director; provided, however, that a Non-Employee Director may elect, at least 12 months prior to his or her termination of service, to receive distribution of the Shares represented by the Units credited to his or her Account in substantially equal annual installments (not more than 10) commencing on the first day of the month next following the date of his or her termination of service (whether by death, disability, retirement or otherwise) or as promptly as practicable thereafter. Such Non-Employee Director may at any time elect to change the manner of such payment, provided that any such election is made at least 12 months in advance of his or her termination of service as a Non-Employee Director.

     The number of shares of Brink's Stock, Burlington Stock or Minerals Stock to be included in each installment payment shall be determined by multiplying the number of Brink's Units, Burlington Units or Minerals Units, respectively, in the Non-Employee Director's Account (including any dividends or distributions credited to such Account pursuant to Section 5 of Article IV whether before or after the initial installment payment date) as of the lst day of the month preceding the initial installment payment and as of each succeeding anniversary of such date by a fraction, the numerator of which is one and the denominator of which is the number of remaining installments (including the current installment). Any fractional Units shall be converted to cash based on the average of the high and low per share quoted sale prices of the Brink's Stock, Burlington Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape, on the last trading day of the month preceding the month of distribution and shall be paid in cash.

                                   ARTICLE VI
                           DESIGNATION OF BENEFICIARY

     A Non-Employee Director may designate in a written election filed with the Committee a beneficiary or beneficiaries (which may be an entity other than a natural person) to receive all distributions and payments under the Plan after the Non-Employee Director's death. Any such designation may be revoked, and a new election may be made, at any time and from time to time, by the Non-Employee Director without the consent of any beneficiary. If the Non-Employee Director designates more than one beneficiary, any distributions and payments to such beneficiaries shall be made in equal percentages unless the Non-Employee Director has designated otherwise, in which case the distributions and payments shall be made in the percentages designated by the Non-Employee Director. If no beneficiary has been named by the Non-Employee Director or no beneficiary survives the Non-Employee Director, the remaining Shares (including fractional Shares) in the Non-Employee Director's Account shall be distributed or paid in a single sum to the Non-Employee Director's estate. In the event of a beneficiary's death, the remaining installments will be paid to a contingent beneficiary, if any, designated by the Non-Employee Director or, in the absence of a surviving contingent beneficiary, the remaining Shares (including fractional Shares) shall be distributed or paid to the primary beneficiary's estate in a single distribution. All distributions shall be made in Shares except that fractional shares shall be paid in cash.

                                  ARTICLE VII
                                 MISCELLANEOUS

     SECTION 1. Nontransferability of Benefits. Except as provided in Article VI, Units credited to an Account shall not be transferable by a Non-Employee Director or former Non-Employee Director (or his or her beneficiaries) other than by will or the laws of descent and distribution or pursuant to a domestic relations order. No Non-Employee Director, no person claiming through a Non-Employee Director, nor any other person shall have any right or interest under the Plan, or in its continuance, in the payment of any amount or distribution of any Shares under the Plan, unless and until all the provisions of the Plan, any determination made by the Committee thereunder, and any restrictions and limitations on the payment itself have been fully complied with. Except as provided in this Section 1, no rights under the Plan, contingent or otherwise, shall be transferable, assignable or subject to any pledge or encumbrance of any nature, nor shall the Company or any of its Subsidiaries be obligated, except as otherwise required by law, to recognize or give effect to any such transfer, assignment, pledge or encumbrance.

     SECTION 2. Limitation on Rights of Non-Employee Director. Nothing in this Plan shall confer upon any Non-Employee Director the right to be nominated for reelection to the Board of Directors. The right of a Non-Employee Director to receive any Shares shall be no greater than the right of any unsecured general creditor of the Company.

     SECTION 3. Amendment and Termination. The Nominating Committee of the Board of Directors may from time to time amend any of the provisions of the Plan, or may at any time terminate the Plan; provided, however, that the allocation formulas included in Article IV may not be amended more than once in any six-month period. No amendment or termination shall adversely affect any Units (or distributions in respect thereof) which shall theretofore have been credited to any Non-Employee Director's Account without the prior written consent of the Non-Employee Director.

     SECTION  4. Funding. The  Plan shall be unfunded.  Shares shall be acquired
(a) from the trustee under the Employee Benefits Trust Agreement made December 7, 1992, as amended from time to time, (b) by purchases on the New York Stock Exchange or (c) in such other manner, including acquisition of Brink's Stock, Burlington Stock or Minerals Stock otherwise than on said Exchange, at such prices, in such amounts and at such times as the Company in its sole discretion may determine.

     SECTION 5. GOVERNING LAW. THE PLAN AND ALL PROVISIONS THEREOF SHALL BE CONSTRUED AND ADMINISTERED ACCORDING TO THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

                                                                      SCHEDULE A

     The Initial Allocation for each Non-Employee Director shall be the amount set forth in a report prepared by Foster Higgins dated February 7, 1996.

                                                                       EXHIBIT B

                             ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                              THE PITTSTON COMPANY

     Pursuant to Section 13.1-710 of the Virginia Stock Corporation Act, The Pittston Company, a corporation organized and existing under the laws of Virginia, in accordance with Section 13.1-604 of the Virginia Stock Corporation Act, DOES HEREBY CERTIFY as follows:

     FIRST:  The  name  of  the   Corporation  is  The  Pittston  Company   (the
'Corporation').

     SECOND: Resolutions were duly adopted by the directors setting forth a proposed amendment (the 'Amendment') to the Restated Articles of Incorporation, as amended, of the Corporation, declaring said amendment to be advisable, directing that said amendment be considered at the next annual meeting of the shareholders of the Corporation. The resolution setting forth the proposed amendment is as follows:

            The penultimate sentence of Subsection (a) of Section 3 of Division I of Article III of the Restated Articles of Incorporation of The Pittston Company is deleted and the following is substituted in lieu thereof:

               Any proposed amendment to these Restated Articles of Incorporation that would affect or otherwise adjust the voting rights of the holders of Minerals Stock shall be approved in a vote of holders of Minerals Stock, voting as a separate voting group, by the greater of:

                (i) the affirmative vote of two thirds of all votes cast on the amendment by the holders of Minerals Stock entitled to vote on such amendment and present or represented at a meeting at which a quorum of Minerals Stock exists; or

                (ii) the affirmative vote of a majority of the then outstanding votes of Minerals Stock.

     THIRD: The Amendment was submitted to the following shareholders of the Corporation by the Board of Directors of the Corporation in accordance with the Virginia Stock Corporation Act and were duly adopted by such shareholders at a meeting held on May 3, 1996. The following shareholders were entitled to vote on the Amendment:


          (a) Holders of Pittston's Brink's Group Common Stock, par value $1.00 per share, Pittston Burlington Group Common Stock, par value $1.00 per share, and Pittston Minerals Group Common Stock, par value $1.00 per share ('Minerals Stock'), of which 70,783,966 shares were outstanding on the record date, each of whom was entitled to cast one vote, one vote and 0.626 vote, respectively, for each share of such stock, were entitled to vote as a group on the Amendment;


          (b) The number of undisputed votes  cast in favor of the Amendment  by
     such  shareholders was          ; such number of votes being sufficient for
     approval of the Amendment by such shareholders;


          (c) Holders of Minerals Stock, of which 8,405,908 shares were outstanding on the record date, each of whom was entitled to cast 0.626 votes for each share of such stock, were entitled to vote as a group on the Amendment. The number of undisputed votes cast in favor of the Amendment by
     such shareholders was         , such number  of votes being sufficient  for
     approval of the Amendment by such shareholders; and



          (d) Holders of the Preferred Stock, of which 152,650 shares were outstanding on the record date, each of whom was entitled to cast one vote for each share of such stock, were entitled to vote as a group on the Amendment. The number of undisputed votes cast in favor of the Amendment by
     such shareholders was        ,  such number of  votes being sufficient  for
     approval of the Amendment by such shareholders.

     FOURTH:   These  Articles  of   Amendment  to  the   Restated  Articles  of
Incorporation shall be effective as of the close of business on the date on which the State Corporation Commission of Virginia issues a certificate of amendment relating to these Articles of Amendment to the Restated Articles of Incorporation.

     IN  WITNESS  WHEREOF, The  Pittston Company  has  caused these  Articles of
Amendment to  be duly  executed  in its  corporate  name on  this        day  of
               , 1996.

                                          THE PITTSTON COMPANY

                                          By:  .................................
                                             Name: Joseph C. Farrell
                                             Title: Chairman of the Board

                                          Attest:

                                                              ..................
                                             Name: Austin F. Reed
                                             Title: Secretary

                                  APPENDIX 1
                                  PROXY CARD

                                     [Logo]

P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL
R            MEETING OF SHAREHOLDERS, MAY 3, 1996
O            The  undersigned hereby appoints J. C.  Farrell, J. B. Hartough and  A. F. Reed and each  of them as proxies, with
X            full power of substitution, to vote all shares of the undersigned in The Pittston Company at the Annual Meeting of
Y            Shareholders to be  held on Friday,  May 3,  1996, at 1:00  p.m., Eastern  Daylight Time, and  at any  adjournment thereof,  on all matters coming before the meeting. The proxies will  vote: (1) as you specify on the back of this card; (2) as the Board of Directors recommends where you do  not specify your vote on a matter listed on the  back of this card; and (3) as the proxies decide on any other matter.

             IF  YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD  OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD.
             IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                     Item 1. -- Election of the following three nominees as directors for terms expiring in 1999:
                                William F. Craig, Charles F. Haywood and Adam H. Zimmerman.

                                                                      OVER

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR ALL NOMINEES' IN ITEM 1 AND 'FOR' ITEMS 2 THROUGH 4           Please mark
                                                                                                           your votes as       [X]
                                                                                                           indicated in
                                                                                                           this example



                                                       FOR all       WITHHELD for all
                                                       Nominees          Nominees
ITEM 1--Election of the nominees for directors.         [  ]               [  ]
(see reverse)

Withhold for the following only. (Write the name of the nominee(s) in the space below)


---------------------------------------



                                                        FOR        AGAINST      ABSTAIN

ITEM 2--Approval of KPMG Peat Marwick LLP               [  ]        [  ]          [  ]
as independent public accountants

ITEM 3--Approval of The Pittston Company                [  ]        [  ]          [  ]
Directors' Stock Accumulation Plan.

ITEM 4--Approval of amendment of the                    [  ]        [  ]          [  ]
Restated Articles of Incorporation of the
Company.



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.






SIGNATURE(S) ___________________________________   ___________________________________ DATE ___________



NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   APPENDIX 2
                        SAVINGS-INVESTMENT PLAN PROXY CARD

                                     [Logo]

P            SAVINGS-INVESTMENT PLAN VOTING INSTRUCTIONS
R            TO: AMERICAN EXPRESS TRUST
O            I hereby instruct American Express Trust to vote (or cause to be voted) all shares of Common Stock of The Pittston
X            Company credited to my account under the Plan at the Annual Meeting of Shareholders to be held on May 3, 1996 (and
Y            at   any  adjournment  thereof)  for  the  purposes  set  forth  in  the  accompanying  notice  of  such  meeting.
             Please date, sign exactly  as your name appears  on the back of  this card, and return  this card in the  enclosed envelope.  Your shares will not be voted  by the Trustee in accordance with  your instructions unless you sign and return this  card so  that it  will reach  the  Trustee not  later than  April 30,  1996. These  instructions  are irrevocable.

             IF  YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD  OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD.
             IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

               Item 1. -- Election of the following three nominees as directors for terms expiring in 1999:
                          William F. Craig, Charles F. Haywood and Adam H. Zimmerman.

                                                                      OVER

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR ALL NOMINEES' IN ITEM 1 AND 'FOR' ITEMS 2 THROUGH 4           Please mark
                                                                                                           your votes as       [X]
                                                                                                           indicated in
                                                                                                           this example



                                                       FOR all       WITHHELD for all
                                                       Nominees          Nominees
ITEM 1--Election of the nominees for directors.         [  ]               [  ]
(see reverse)

Withhold for the following only. (Write the name of the nominee(s) in the space below)


---------------------------------------



                                                        FOR        AGAINST      ABSTAIN

ITEM 2--Approval of KPMG Peat Marwick LLP               [  ]        [  ]          [  ]
as independent public accountants

ITEM 3--Approval of The Pittston Company                [  ]        [  ]          [  ]
Directors' Stock Accumulation Plan.

ITEM 4--Approval of amendment of the                    [  ]        [  ]          [  ]
Restated Articles of Incorporation of the
Company.



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.






SIGNATURE(S) ___________________________________   ___________________________________ DATE ___________



NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   APPENDIX 3
                    1994 EMPLOYEE STOCK PURCHASE PLAN PROXY CARD


                                     [Logo]

P            1994 EMPLOYEE STOCK PURCHASE PLAN VOTING INSTRUCTIONS
R            TO: CHEMICAL BANK, NOMINEE
O            I  hereby instruct Chemical Bank to vote (or cause to be voted) all shares of Common Stock of The Pittston Company
X            credited to my account under the Plan at the Annual Meeting of Shareholders to be held on May 3, 1996 (and at  any
Y            adjournment   thereof)   for   the   purposes  set   forth   in   the  accompanying   notice   of   such  meeting.
             Please date, sign exactly  as your name appears  on the back of  this card, and return  this card in the  enclosed envelope.  Your shares will not be voted by Chemical Bank in accordance with your instructions unless you sign and return this card  so that  it will  reach Chemical  Bank not later  than April  30, 1996.  These instructions  are irrevocable.

             IF  YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD  OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD.
             IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                     Item 1. -- Election of the following three nominees as directors for terms expiring in 1999:
                                William F. Craig, Charles F. Haywood and Adam H. Zimmerman.

                                                                      OVER

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR ALL NOMINEES' IN ITEM 1 AND 'FOR' ITEMS 2 THROUGH 4           Please mark
                                                                                                           your votes as       [X]
                                                                                                           indicated in
                                                                                                           this example



                                                       FOR all       WITHHELD for all
                                                       Nominees          Nominees
ITEM 1--Election of the nominees for directors.         [  ]               [  ]
(see reverse)

Withhold for the following only. (Write the name of the nominee(s) in the space below)


---------------------------------------



                                                        FOR        AGAINST      ABSTAIN

ITEM 2--Approval of KPMG Peat Marwick LLP               [  ]        [  ]          [  ]
as independent public accountants

ITEM 3--Approval of The Pittston Company                [  ]        [  ]          [  ]
Directors' Stock Accumulation Plan.

ITEM 4--Approval of amendment of the                    [  ]        [  ]          [  ]
Restated Articles of Incorporation of the
Company.



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.






SIGNATURE(S) ___________________________________   ___________________________________ DATE ___________



NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   APPENDIX 4
                                   PROXY CARD


                                     [Logo]

P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL
R            MEETING OF SHAREHOLDERS, MAY 3, 1996
O
X            The  undersigned hereby appoints J. C.  Farrell, J. B. Hartough and  A. F. Reed and each  of them as proxies, with
Y            full power of substitution, to vote all preferred shares of the undersigned in  The Pittston Company at the Annual
             Meeting of Shareholders to be  held on Friday,  May 3,  1996, at 1:00  p.m., Eastern  Daylight Time,  and  at  any
             adjournment thereof,  on all matters coming before the meeting. The proxies will  vote:  (1) as you specify on the back  of this card;  (2) as the Board of Directors recommends where you do  not specify  your  vote  on  a  matter listed on the  back of this card; and (3) as the proxies decide on any other matter.


             IF  YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD  OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD.
             IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                                                                      OVER

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ITEM  4                                                     Please mark
                                                                                                           your votes as       [X]
                                                                                                           indicated in
                                                                                                           this example




                                                        FOR        AGAINST      ABSTAIN

ITEM 4--Approval of amendment of the                    [  ]        [  ]          [  ]
Restated Articles of Incorporation of the
Company.




IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.






SIGNATURE(S) ___________________________________   ___________________________________ DATE ___________



NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                      APPENDIX 5
                 PITTSTON $31.25 SERIES C CUMULATIVE CONVERTIBLE PREFERRED
                        STOCK (DEPOSITARY SHARES) VOTING INSTRUCTIONS
                               TO: CHEMICAL BANK, DEPOSITARY


                                     [Logo]

P            I  hereby instruct the Chemical Bank to vote (or  cause to be voted)  all shares of Series C Convertible Preferred
R            Stock of The  Pittston Company  represented by all Depositary Shares of the undersigned at the Annual  Meeting  of
O            Shareholders to be  held  on  May 3, 1996  (and  at  any  adjournment  thereof)  for  the  purposes  set forth  in
X            the  accompanying notice  of  such   meeting.
Y
             Please  date, sign exactly as your name appears below, and  return this card in the enclosed envelope. Your shares will not be voted by Chemical Bank  in accordance with your instructions unless  you sign and return this card  so that it will reach Chemical Bank not later than April 30, 1996. These instructions are irrevocable.


             IF  YOU WISH TO VOTE ON ALL MATTERS AS THE BOARD  OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD.
             IF YOU WISH TO VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                                                                      OVER

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' ITEM 4                                                      Please mark
                                                                                                           your votes as       [X]
                                                                                                           indicated in
                                                                                                           this example



                                                        FOR        AGAINST      ABSTAIN

ITEM 4--Approval of amendment of the                    [  ]        [  ]          [  ]
Restated Articles of Incorporation of the
Company.





IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.






SIGNATURE(S) ___________________________________   ___________________________________ DATE ___________



NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   APPENDIX 6
                              SAVINGS PLAN LETTER

                                                                  March 29, 1996

To Participants in the Savings-
Investment Plan of The Pittston
Company and Its Subsidiaries:

     We enclose a Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Shareholders to be held on May 3, 1996, together with a voting instruction card and a business reply envelope.

     As a participant in the Savings-Investment Plan, you are entitled to direct the Plan Trustee as to the manner in which any shares allocated to your Plan account are to be voted. The Board urges you to read the Proxy Statement carefully.

     It is important that you vote, and you are urged to complete, sign, date and mail (in the return envelope provided) the enclosed voting instruction card.

     Your prompt cooperation will be greatly appreciated.

                                          Sincerely,

                                          /s/ J.C. Farrell

Enclosures

                                   APPENDIX 7
                           EMPLOYEE STOCK PLAN LETTER

                                                                  March 29, 1996

To Participants in the 1994
Employee Stock Purchase Plan:

     We enclose a Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Shareholders to be held on May 3, 1996, together with a voting instruction card and a business reply envelope.

     As a participant in the Employee Stock Purchase Plan, you are entitled to direct your nominee, Chemical Bank, as to the manner in which any shares allocated to your Plan account are to be voted. The Board urges you to read the Proxy Statement carefully.

     It is important that you vote, and you are urged to complete, sign, date and mail (in the return envelope provided) the enclosed voting instruction card.

     Your prompt cooperation will be greatly appreciated.

                                          Sincerely,

                                          /s/ J.C. Farrell

Enclosures